Filed electronically with the Securities and Exchange
                         Commission on January 29, 1999
                                                              File No. 333-13681
                                                              File No. 811-07855

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /   /

                           Pre-Effective Amendment No.                     /   /
                                                      --
                         Post-Effective Amendment No. 4                    / X /
                                                      -
                                     And/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    /   /

Amendment No. 5                                                            / X /

                          KEMPER AGGRESSIVE GROWTH FUND
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 312-537-7000

                 Philip J. Collora, Vice President and Secretary
                          Kemper Aggressive Growth Fund
                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/   /    Immediately upon filing pursuant to paragraph (b)
/   /    60 days after filing pursuant to paragraph (a) (1)
/   /    75 days after filing pursuant to paragraph (a) (2)
/   /    On __________________ pursuant to paragraph (b)
/   /    On February 1, 1999 pursuant to paragraph (a) (1)
/   /    On __________________ pursuant to paragraph (a) (2) of Rule 485
/ X /    On February 1, 1999 pursuant to paragraph (a)(3) of Rule 485.

         If Appropriate, check the following box:
/   /    This  post-effective  amendment  designates a new effective  date for a previously filed post-effective amendment

                                 Part C - Page 1

                       KEMPER EQUITY FUNDS -- GROWTH STYLE
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1999
                               ------------------

                                 CLASS I SHARES
                               ------------------

                          KEMPER AGGRESSIVE GROWTH FUND
                              KEMPER BLUE CHIP FUND
                               KEMPER GROWTH FUND
                     KEMPER SMALL CAPITALIZATION EQUITY FUND
                             KEMPER TECHNOLOGY FUND
                            KEMPER TOTAL RETURN FUND
                            KEMPER VALUE+GROWTH FUND

The above funds currently offer four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the funds' prospectus, and Class I shares, which are described in the prospectus as supplemented hereby. When placing purchase orders, investors must specify for which class of shares they are ordering.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee-based advisory services that invest at least $1 million in a fund on behalf of each trust; and (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a fund; and (6) investment companies managed by Scudder Kemper that invest primarily in other investment companies. Class I shares currently are available for purchase only from Kemper Distributors, Inc. ("KDI"), principal underwriter for the funds, and, in the case of category 4 above, selected dealers authorized by KDI. Share certificates are not available for Class I shares.

February 1, 1999

The primary distinctions among the classes of each fund's shares lie in their initial and contingent deferred sales charge schedules and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for Class A, Class B and Class C shares.

The following information supplements the indicated sections of the prospectus.

PAST PERFORMANCE

The charts and tables contained in the accompanying prospectus provide some indication of the risks of investing in the funds by illustrating how the funds have performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance. Additional financial information for those funds which currently have Class I shares outstanding is set forth below.

Average Annual Total Returns -- Class I shares

 For periods ended                                               Inception
 December 31, 1998         One Year        Life of Class          of Class
 -----------------         --------        -------------          --------

 Kemper Blue Chip Fund      15.77%            23.25%              11/22/95

 Russell 1000 Index         27.02%            27.16%              11/30/95

The Russell 1000 Index is an unmanaged capitalization weighted price only index comprised of the largest capitalized U.S. companies whose common stocks are traded in the United States. This large capitalization market oriented index is highly correlated with the S&P 500 Stock Index.

 For periods ended                                                 Inception
 December 31, 1998             One Year       Life of Class        of Class
 -----------------             --------       -------------        --------

 Kemper Growth Fund             14.68%            17.93%            7/3/95

 Kemper Technology Fund         43.91%            22.79%            7/3/95

 Kemper Total Return Fund       16.79%            17.85%            7/3/95

 Russell 1000 Growth Index      38.71%            30.54%            6/30/95

The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

 For periods ended                                                 Inception
 December 31, 1998             One Year       Life of Class        of Class
 -----------------             --------       -------------        --------

 Kemper Small                   (2.62)%           13.00%            7/3/95
 Capitalization Equity Fund

 Russell 2000 Index             (2.55)%           11.67%            8/31/95

The Russell 2000 Index is an unmanaged  capitalization weighted price only index
which  is  comprised   of  2000  of  the  smallest   stocks  (on  the  basis  of
capitalization) in the Russell 3000 Index.

EXPENSE INFORMATION

This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the funds.

Shareholder fees: Fees paid directly from your investment.


                                Maximum
                                 Sales           Maximum
                                 Charge          Deferred
                                 (Load)           Sales          Maximum Sales
                               Imposed on         Charge         Charge (Load)
                               Purchases        (Load) (as         Imposed on
                               (as a % of         a % of           Reinvested
                                offering        redemption         Dividends/        Redemption       Exchange
                                 price)         proceeds)        Distributions           Fee            Fee
                                 ------         ---------        -------------           ---            ---

    Kemper Aggressive             None             None               None              None           None
    Growth Fund

    Kemper Blue Chip              None             None               None              None           None
    Fund

    Kemper Growth Fund            None             None               None              None           None

    Kemper Small                  None             None               None              None           None
    Capitalization
    Equity Fund

    Kemper Technology             None             None               None              None           None
    Fund

    Kemper Total Return           None             None               None              None           None
    Fund

    Kemper Value+Growth           None             None               None              None           None
    Fund

Annual fund operating expenses: Expenses that are deducted from fund assets.


                                                                              Total
                                                                             Annual
                                                                              Fund
                                   Management     Distribution    Other     Operating
                                      Fee         (12b-1) Fees   Expenses*   Expenses*
                                      ---         ------------   ---------   ---------

Kemper Aggressive Growth Fund         0.65%          None         0.24%       0.89%

Kemper Blue Chip Fund                 0.56%          None         0.12%       0.68%

Kemper Growth Fund                    0.54%          None         0.11%       0.65%

Kemper Small Capitalization           0.36%          None         0.12%       0.48%
Equity Fund

Kemper Technology Fund                0.55%          None         0.12%       0.57%

Kemper Total Return Fund              0.53%          None         0.11%       0.64%

Kemper Value+Growth Fund              0.72%          None         0.18%       0.90%


* Estimated for Kemper Aggressive Growth Fund and Kemper Value+Growth Fund since no Class I shares were issued as of their most recent fiscal year ends.

Example

This example is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                                  1 Year   3 Years    5 Years    10 Years
                                  ------   -------    -------    --------

 Kemper Aggressive Growth Fund     $91       $284      $493      $1,096

 Kemper Blue Chip Fund             $69       $218      $379        $847

 Kemper Growth Fund                $66       $208      $362        $810

 Kemper Small Capitalization       $49       $154      $269        $604
 Equity Fund

 Kemper Technology Fund            $68       $214      $373        $835

 Kemper Total Return Fund          $65       $205      $357        $798

 Kemper Value+Growth Fund          $92       $287      $498      $1,107

FINANCIAL HIGHLIGHTS

No financial information is presented for Class I shares of Kemper Aggressive Growth Fund and Kemper Value+Growth Fund since no Class I shares were issued as of the respective fiscal years of the funds.

Kemper Blue Chip Fund

                                                                  November
                                                                22, 1995 to
                                       Year ended October 31,   October 31,
CLASS I                                 1998         1997          1996
-----------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period  $17.72       17.18        15.30
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                  .21         .32          .36
-----------------------------------------------------------------------------
  Net realized and unrealized gain      1.19        3.58         2.96
-----------------------------------------------------------------------------
Total from investment operations        1.40        3.90         3.32
-----------------------------------------------------------------------------
Less dividends:
  Distribution from net investment       .25         .23          .24
income
-----------------------------------------------------------------------------
  Distribution from net realized        2.19        3.13         1.20
gain
-----------------------------------------------------------------------------
Total dividends                         2.44        3.36         1.44
-----------------------------------------------------------------------------
Net asset value, end of period        $16.68       17.72        17.18
-----------------------------------------------------------------------------
Total return (not annualized)          8.53%       26.89        21.89
-----------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                .68%         .70         1.31
-----------------------------------------------------------------------------
Net investment income                  1.23%        1.56         1.33
-----------------------------------------------------------------------------



Kemper Growth Fund

                                                                         July 3 to
                                           Year ended September 30,      Sept. 30,
CLASS I                                  1998       1997        1996       1995
-------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period   $15.60      17.26       16.09      14.80
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                   .05        .08         .19        .03
-------------------------------------------------------------------------------------
  Net realized and unrealized gain     (1.68)       2.61        2.74       1.26
(loss)
-------------------------------------------------------------------------------------
Total from investment operations       (1.63)       2.69        2.93       1.29
-------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment         --         --         .08         --
  income
-------------------------------------------------------------------------------------
  Distribution from net realized gain    2.09       4.35        1.68         --
-------------------------------------------------------------------------------------
Total dividends                          2.09       4.35        1.76         --
-------------------------------------------------------------------------------------
Net asset value, end of period         $11.88      15.60       17.26      16.09
-------------------------------------------------------------------------------------
Total return (not annualized)         (11.45)%   20.51         20.19       8.72
-------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                 .65%       .70          .64        .59
-------------------------------------------------------------------------------------
Net investment income                    .30%       .43         1.08        .92
-------------------------------------------------------------------------------------


Kemper Small Capitalization Equity Fund

                                                                          July 3 to
                                            Year ended September 30,      Sept. 30,
CLASS I                                 1998        1997        1996        1995
-------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of           $8.07      7.05         7.15       6.27
  period
-------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                    --       .01          .01         --
-------------------------------------------------------------------------------------
Net realized and unrealized            (1.87)      1.58          .94        .88
  gain (loss)
-------------------------------------------------------------------------------------
Total from investment                  (1.87)      1.59          .95        .88
  operations
-------------------------------------------------------------------------------------
Less distribution from net                .81       .57         1.05         --
  realized gain
-------------------------------------------------------------------------------------
Net asset value, end of period          $5.39      8.07         7.05       7.15
-------------------------------------------------------------------------------------
Total return (not annualized)         (24.82)%    24.89        16.76      14.04
-------------------------------------------------------------------------------------
Ratios to average net assets
(annualized)
Expenses                                 .48%       .53          .66        .79
-------------------------------------------------------------------------------------
Net investment income (loss)             .04%       .17          .16       (.14)
-------------------------------------------------------------------------------------


Kemper Technology Fund

                                                                        July 3 to
                                              Year ended October 31,    October 31,
CLASS I                                   1998       1997       1996       1995
-------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of            $13.19     13.20      14.64      12.72
  period
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                     (.02)     (.04)      (.07)      (.02)
-------------------------------------------------------------------------------------
  Net realized and unrealized gain          .83      2.14        .76       1.94
-------------------------------------------------------------------------------------
Total from investment operations            .81      2.10        .69       1.92
-------------------------------------------------------------------------------------
Less distribution from net realized        2.14      2.11       2.13         --
gain
-------------------------------------------------------------------------------------
Net asset value, end of period           $11.86     13.19      13.20      14.64
-------------------------------------------------------------------------------------
Total return (not annualized)             8.44%     17.23       8.06      15.09
-------------------------------------------------------------------------------------
Ratios to average net assets
(annualized)
Expenses                                   .67%       .74        .76        .65
-------------------------------------------------------------------------------------
Net investment loss                       (.12)%     (.27)      (.49)      (.33)
-------------------------------------------------------------------------------------


Kemper Total Return Fund

                                                                                     July 3 to
                                                    Year ended October 31,           October 31,
CLASS I                                       1998         1997          1996          1995
------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period         $11.33        11.27         10.61        10.07
------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                         .34          .36           .32          .10
------------------------------------------------------------------------------------------------
  Net realized and unrealized                   .77         1.55          1.23          .52
  gain (loss)
------------------------------------------------------------------------------------------------
Total from investment                          1.11         1.91          1.55          .62
  operations
------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .35          .36           .39          .08
------------------------------------------------------------------------------------------------
  Distribution from net realized gain          1.55         1.49           .50           --
------------------------------------------------------------------------------------------------
Total dividends                                1.90         1.85           .89          .08
------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.54        11.33         11.27        10.61
------------------------------------------------------------------------------------------------
Total return (not annualized)                10.98%        19.40         15.64         6.21
------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                       .64%          .71           .72          .61
------------------------------------------------------------------------------------------------
Net investment income                         3.12%         3.22          3.09         2.97
------------------------------------------------------------------------------------------------



SPECIAL FEATURES

Shareholders of a fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds -- Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates and (ii) Class I shares of any other "Kemper Mutual Fund" listed in the prospectus. Conversely, shareholders of Zurich Money Funds -- Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

                              [LOGO] KEMPER FUNDS

Kemper Equity Funds
Growth Style

PROSPECTUS February 1, 1999

KEMPER EQUITY FUNDS GROWTH STYLE
222 South Riverside Plaza, Chicago, Illinois 60606 (800) 621-1048

This prospectus describes a choice of funds managed by Scudder Kemper Investments, Inc.

Kemper Aggressive Growth Fund

Kemper Blue Chip Fund

Kemper Classic Growth Fund*

Kemper Growth Fund

Kemper Small Capitalization Equity Fund

Kemper Technology Fund

Kemper Total Return Fund

Kemper Value+Growth Fund

* Effective January 1, 1999. Kemper Classic Growth Fund refers to the Kemper shares of Classic Growth Fund.

Mutual funds:

o   are not FDIC-insured
o   have no bank guarantees
o   may lose value

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                             Contents

                        2    Growth Stock Investing
--------------------------------------------------------------------------------
                        2    Investment approach
                        2    Principal risk factors

                        3    About The Funds
--------------------------------------------------------------------------------
                        3    Kemper Aggressive Growth Fund
                        8    Kemper Blue Chip fund
                       13    Kemper Classic Growth Fund
                       18    Kemper Growth Fund
                       23    Kemper Small Capitalization Equity Fund
                       28    Kemper Technology Fund
                       33    Kemper Total Return Fund
                       39    Kemper Value+Growth Fund
                       44    Investment Manager

                       50    About Your Investment
--------------------------------------------------------------------------------
                       50    Choosing a share class
                       52    Buying shares
                       57    Selling and exchanging shares
                       58    Distributions and taxes
                       59    Transaction information

GROWTH STOCK INVESTING

INVESTMENT APPROACH

The funds, except Kemper Value+Growth Fund, described in this prospectus invest primarily in "growth stocks" -- shares of companies that are expected to experience rapid growth resulting from strong sales, talented management and dominant market positions. Kemper Value+Growth Fund invests in both growth and value stocks. Because of their anticipated return potential, growth stocks are generally in strong demand and tend to carry relatively high price-to-earnings ratios (P/E) relative to the overall stock market. The investment manager invests for the funds using a "growth at a reasonable price" strategy that involves analysis of the companies' fundamental strengths and assessing overall economic conditions to uncover companies that the investment manager believes are trading at reasonable prices but that still have the potential for strong growth.

Each fund approaches stock investing with a different style and risk profile.

PRINCIPAL RISK FACTORS

There are market and investment risks with any security. The value of an investment in the funds will fluctuate over time and it is possible to lose money invested in the funds.

Stock Market. Each fund's returns and net asset value will go up and down, and it is possible to lose money invested in a fund. Stock market movements will affect the funds' share prices on a daily basis. Declines are possible both in the overall stock market or in the types of securities held by the funds.

Equity Investing. An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the fund participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Growth Investing. Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity.

Portfolio Strategy. The portfolio management team's skill in choosing appropriate investments for the funds will determine in large part the funds' ability to achieve their respective investment objectives.

Inflation. There is a possibility that the rising prices of goods and services may have the effect of offsetting a fund's real return.


2  Growth Stock Investing

ABOUT THE FUNDS

KEMPER AGGRESSIVE GROWTH FUND

Investment objective and principal strategies

Kemper Aggressive Growth Fund seeks capital appreciation through the use of aggressive investment techniques. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

In seeking to achieve its objective, the fund invests primarily in equity securities of U.S. companies that the investment manager believes offer the best opportunities for capital appreciation at any given time. The investment manager pursues a flexible investment strategy in the selection of securities, not limited to any particular investment sector, industry or company size. The investment manager may, depending upon market circumstances, emphasize the securities of small, medium or large-sized companies from time to time. The fund may invest a significant portion of its assets in initial public offerings ("IPOs"), which are typically securities of small, unseasoned issuers.

The fund may invest 25% or more of its total assets in one or more market sectors, such as the technology sector.

The investment manager considers a variety of factors to select stocks, including sustainable, above average earnings growth relative to the overall stock market, historic earnings, earnings estimates and company fundamentals.

The fund is intended for more aggressive investors who wish to address long-term capital appreciation goals.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and growth investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Growth Stock Investing" at the front of this prospectus.

Management Style. To the extent that the fund takes aggressive investment positions, the fund may underperform in markets that favor more conservative growth stock funds.

Sector Investing. To the extent that the fund focuses its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the fund than if it had not focused its assets in that sector.

Non-diversified. Because the fund is "non-diversified", the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and


                                                Kemper Aggressive Growth Fund  3
comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The information below was represented by a bar graph in the printed materials.]

                         1997        1998
                         ----        ----

                         33.38%      13.98%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 25.50% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was ?18.97% (the third quarter of 1998).

Average Annual Total Returns

  For periods ended

                                                                      Russell
  December 31, 1998          Class A      Class B      Class C      3000 Index
  -----------------          -------      -------      -------      ----------
  One Year                    7.40%       10.11%       13.18%         24.14%
  Five Years                    --           --           --             --
  Ten Years                     --           --           --             --
  Since Class Inception**    19.68%       21.04%       22.36%            *

-----------
* Index returns for the life of each class: 27.91% (12/31/96) for Class A, B and C shares.

**   Inception date for Class A, B and C shares is 12/31/96.

The Russell 3000 Index is an unmanaged index comprised of the largest capitalized U.S. domiciled companies whose common stocks trade in the U.S. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment.


4  Kemper Aggressive Growth Fund

You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                              Class A       Class B      Class C
                                              -------       -------      -------
 Maximum Sales Charge (Load)
    Imposed on Purchases (as % of
    offering price)                            5.75%          None         None

 Maximum Deferred Sales Charge
    (Load) (as % of redemption proceeds)       None(1)         4%           1%

 Maximum Sales Charge (Load)
    Imposed on Reinvested
    Dividends/Distributions                    None           None         None

 Redemption Fee (as % of amount
    redeemed, if applicable)                   None           None         None

 Exchange Fee                                  None           None         None

-----------
(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                             Class A       Class B     Class C
                                             -------       -------     -------
  Management Fee                              0.38%         0.38%       0.38%
  Distribution (12b-1) Fees                   None          0.75%       0.75%
  Other Expenses                              1.08%         1.68%       1.63%
                                              -----         -----       -----
  Total Annual Fund Operating Expenses        1.46%         2.81%       2.76%

Subject to the qualification described below, Scudder Kemper Investments, Inc. has agreed to temporarily reimburse certain operating expenses to the extent necessary to limit the fund's "Other Expenses" of Class A shares to 0.87%, Class B to 0.99% and Class C to 0.97%; provided, however, transfer agency fees and related out-of-pocket expenses will not be subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Other Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Other Expenses for the class would exceed the limits described above during the period. This arrangement may be discontinued at any time. As a result, for the fiscal year ended September 30, 1998, "Other Expenses" were reduced by 0.21%, 0.69% and 0.66% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.25% for Class A, 2.12% for Class B and 2.10% for Class C. The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.


                                                Kemper Aggressive Growth Fund  5

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
  1 Year                   $715                 $684                 $379
  3 Years                $1,010               $1,171                 $856
  5 Years                $1,327               $1,684               $1,459
  10 Years               $2,221               $2,514               $3,090

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
  1 Year                   $715                 $284                 $279
  3 Years                $1,010                 $871                 $856
  5 Years                $1,327               $1,484               $1,459
  10 Years               $2,221               $2,514               $3,090

Principal strategies and investments

Under normal conditions, the fund will invest at least 65%, and may invest up to 100%, of its total assets in equity securities. The investment manager uses a disciplined approach to stock selection and fundamental research to help it identify quality growth companies whose stocks are selling at reasonable prices. The investment manager relies heavily upon the fundamental analysis and research of its large research staff, and will generally seek to invest in growth companies whose value may not be fully recognized by the market at large.

Such companies may be:

o expected to achieve accelerating earnings growth, perhaps due to strong demand for their products or services;

o undervalued, based upon price/earnings ratios, price/book value ratios and other measures;

o    undergoing financial restructuring;

o    involved in takeover or arbitrage situations;

o expected to benefit from evolving market cycles or changing economic conditions; or


6  Kemper Aggressive Growth Fund

o representing special situations, such as changes in management or favorable regulatory developments.

Because of the flexible nature of the fund's investment policies, the fund may have a higher portfolio turnover than a typical equity mutual fund. To some extent, the fund may trade in securities for the short term. In addition, the investment manager may use market volatility in an attempt to capitalize on apparently unwarranted price fluctuations, both to purchase or increase undervalued positions and to sell or reduce overvalued holdings. For example, during market declines, the fund may add to positions in favored securities, while becoming more aggressive as it gradually reduces the number of companies represented in its portfolio. Conversely, in rising markets, the fund may reduce or eliminate fully valued positions, while becoming more conservative as it gradually increases the number of companies in its portfolio.

Although the fund does not presently intend to do so, it may invest up to 25% of its total assets in foreign securities.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would affect the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

For temporary defensive purposes, the fund may invest up to 100% of its assets in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional risk

If the aggressive growth types of stocks the fund invests in do not produce expected earnings results, they may lose significant share value.

Foreign Investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


                                                Kemper Aggressive Growth Fund  7

KEMPER BLUE CHIP FUND

Investment objective and principal strategies

Kemper Blue Chip Fund seeks growth of capital and of income. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

The fund invests in a diversified portfolio, emphasizing investments primarily in U.S. common stocks of large, well known, high quality companies. Companies of this general type are often referred to as "Blue Chip" companies and are similar in size to those included in the Russell 1000 Index -- a widely used benchmark of large stock performance. Such companies generally have an established history of earnings and dividends. "Blue Chip" companies are generally identified by their substantial capitalization, easy access to credit, good industry position and superior management structure.

The fund may be appropriate for investors who wish to establish the foundation of a growth-oriented portfolio, or for investors who wish to diversify an investment portfolio into large-cap equity stocks.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and growth investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Growth Stock Investing" at the front of this prospectus.

Management Style. To the extent that the fund invests in larger, more established companies, the fund may underperform in markets that do not favor growth stock funds.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.


8  Kemper Blue Chip Fund

Total returns for years ended December 31

[The information below was represented by a bar graph in the printed materials.]

 1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

27.26%   2.41%  44.43%  -1.20%   3.82%  -5.16%  31.72%  27.70%  26.21%  14.40%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 19.21% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was ?13.81% (the third quarter of 1990).

Average Annual Total Returns

  For periods ended                                                   Russell
  December 31, 1998          Class A      Class B      Class C      1000 Index
  -----------------          -------      -------      -------      ----------
  One Year                    7.84%       10.66%       13.58%         27.02%
  Five Years                 16.77%          --           --          23.37%
  Ten Years                  15.41%          --           --          19.03%
  Since Class Inception**    13.17%       19.78%       20.14%            *

-----------
* Index returns for the life of each class: 19.47% (11/30/87) for Class A and 26.16% (5/31/94) for Class B and C shares.

** Inception dates for Class A, B and C shares are 11/23/87, 5/31/94 and 5/31/94, respectively.

The Russell 1000 Index is an unmanaged capitalization weighted price only index comprised of the largest capitalized U.S. companies whose common stocks are traded in the United States. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


                                                        Kemper Blue Chip Fund  9

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B     Class C
                                              -------      -------     -------
 Maximum Sales Charge (Load) Imposed
    on Purchases (as % of offering price)      5.75%         None        None

 Maximum Deferred Sales Charge
    (Load) (as % of redemption proceeds)       None(1)        4%          1%

 Maximum Sales Charge (Load) Imposed
    on Reinvested Dividends/Distributions      None          None        None

 Redemption Fee (as % of amount
    redeemed, if applicable)                   None          None        None

 Exchange Fee                                  None          None        None

-----------
(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                              Class A       Class B    Class C
                                              -------       -------    -------
  Management Fee                               0.56%         0.56%      0.56%
  Distribution (12b-1) Fees                    None          0.75%      0.75%
  Other Expenses                               0.73%         0.79%      0.72%
                                               -----         -----      -----
  Total Annual Fund Operating Expenses         1.29%         2.10%      2.03%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
  1 Year                   $699                 $613                 $306
  3 Years                  $960                 $958                 $637
  5 Years                $1,242               $1,329               $1,093
  10 Years               $2,042               $2,034               $2,358


10  Kemper Blue Chip Fund

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
  1 Year                   $699                 $213                 $206
  3 Years                  $960                 $658                 $637
  5 Years                $1,242               $1,129               $1,093
  10 Years               $2,042               $2,034               $2,358

Principal strategies and investments

Under normal market conditions, the fund will invest at least 65%, and may invest up to 100%, of its total assets in the common stocks of companies with a market capitalization of at least $1 billion at the time of investment.

"Blue Chip" companies are believed to generally exhibit less investment risk and less price volatility than companies lacking these high quality characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares results in a relatively high degree of liquidity for such investments. The characteristics of high quality and high liquidity of "Blue Chip" investments should make the market for such stocks attractive to investors both within and outside the United States. The fund will generally attempt to avoid speculative securities or those with significant speculative characteristics.

In general, the fund will seek to invest in those established, high quality companies whose industries are experiencing favorable secular or cyclical change. Thus, in seeking its objective the fund will endeavor to select its investments from high quality companies operating in the more attractive industries. To select stocks, the investment manager researches a variety of factors, including historic and projected earnings growth rates, company fundamentals and balance sheet data.

A stock is typically sold when, in the opinion of the investment manager, (i) the stock has reached its fair market value and its appreciation potential is limited, (ii) a company's fundamentals have deteriorated or (iii) the fund's portfolio is too heavily weighted in a particular stock or industry sector.

There are risks inherent in the investment in any security, including shares of the fund. The investment manager attempts to reduce risk through diversification of the fund's portfolio and fundamental research; however, there is no guarantee that such efforts will be successful. The investment manager believes that there are opportunities for growth of capital and growth of dividends from investments in "Blue Chip" companies over time. The fund's shares are intended for long-term investment.

Although the fund does not presently intend to do so, it may invest up to 25% of its total assets in foreign securities.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would affect the


                                                       Kemper Blue Chip Fund  11
fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional risk

Foreign Investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


12  Kemper Blue Chip Fund

KEMPER CLASSIC GROWTH FUND

Investment objectives and principal strategies

Classic Growth Fund seeks to provide long-term growth of capital with reduced share price volatility compared to other growth mutual funds. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

The fund invests in common stocks to achieve its objective. The fund is broadly diversified and managed, with attention paid to stock valuation and risk, in order to attempt to moderate share price volatility. The fund focuses on firms with a record of strong and sustainable earnings growth, solid management with a proven ability to add value over time and reasonable stock market valuations -- in short, firms with solid growth potential. While current income is not a stated objective of the fund, many of the fund's securities may provide regular dividends, which are also expected to grow over time.

The fund is intended to be a major component of the equity portion of a long-term portfolio and, as such, can be an excellent retirement investment vehicle. As part of an investment plan geared towards retirement or long-term investment, the fund can complement an individual portfolio consisting of more or less aggressive funds, considering individual timeframes and tolerance for risk. As an investment for those already in their retirement years, this fund seeks long-term growth, but with less share price volatility than other growth funds.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and growth investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Growth Stock Investing" at the front of this prospectus.

Management Style. To the extent that the fund seeks to moderate share price volatility compared with other growth stock mutual funds, the fund may underperform in markets that favor more aggressive growth stock funds.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance. The fund currently offers four classes of shares. The original class of shares is designated Class S. This prospectus sets forth information about Classes A, B and C. Because Classes A, B and C had not commenced operations as of 12/31/97, the performance information set forth below is for Class S shares, and does not reflect sales charges, which reduce return. All share classes invest in the same underlying portfolio of securities and have the same management team. Because of different fees and expenses, performance of share classes will differ.


                                                  Kemper Classic Growth Fund  13

Total return for year ended December 31

[The information below was represented by a bar graph in the printed materials.]

                                      1997
                                      ----

                                     34.38%

For the period included in the bar chart, the Class S shares' highest return for a calendar quarter was 20.73% (the second quarter of 1997), and the Class S shares' lowest return for a calendar quarter was ?1.7% (the fourth quarter of 1997).

The Class A shares' year-to-date total return as of September 30, 1998 was -2.09%.

Average Annual Total Returns

  For periods ended
  December 31, 1997                    Class S               S&P 500 Index+
  -----------------                    -------               --------------
  One Year                             34.86%                    33.38%
  Since Inception (9/9/96)             36.89%               34.18% (9/30/96)

-----------
+ The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and American Stock Exchange and traded on the Nasdaq Stock Market, Inc. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


14  Kemper Classic Growth Fund

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B    Class C
                                              -------      -------    -------
 Maximum Sales Charge (Load)
    Imposed on Purchases (as % of
    offering price)                            5.75%         None       None

 Maximum Deferred Sales Charge
    (Load) (as % of redemption proceeds)       None(1)        4%         1%

 Maximum Sales Charge Imposed on
    Reinvested Dividends/Distributions         None          None       None

 Redemption Fee (as % of amount
    redeemed, if applicable)                   None          None       None

 Exchange Fee                                  None          None       None

-----------
(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                              Class A      Class B    Class C
                                              -------      -------    -------
  Management Fee                              0.70%         0.70%      0.70%
  Distribution (12b-1) Fees                   None          0.75%      0.75%
  Other Expenses                              1.04%         1.07%      1.55%
                                              -----         -----      -----
  Total Annual Fund Operating Expenses        1.74%         2.52%      3.00%

For the fiscal year ended August 31, 1998, the fund received reimbursement in the amount of 0.50%, 0.40% and 0.91% for Class A, B and C shares, respectively. As a result, actual total fund operating expenses were 1.24%, 2.12% and 2.09% for Class A, B and C shares, respectively. The investment manager has agreed to continue to waive 0.25% of its management fee until December 31, 1999. The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown.


                                                  Kemper Classic Growth Fund  15

Fees and expenses if you sold shares after:

                               Class A            Class B             Class C
                               -------            -------             -------
  1 Year                         $742                $665               $405
  3 Years                      $1,091              $1,107               $927
  5 Years                      $1,464              $1,567             $1,577
  10 Years                     $2,509                 N/A             $3,318

Fees and expenses if you did not sell your shares:

                               Class A            Class B             Class C
                               -------            -------             -------
  1 Year                         $742                $255               $303
  3 Years                      $1,091                $785               $927
  5 Years                      $1,464              $1,340             $1,577
  10 Years                     $2,509                 N/A             $3,318

Principal strategies and investments

Under normal market conditions, the fund invests primarily in a diversified portfolio of common stocks which the investment manager believes offer above-average appreciation potential, while offering the potential for less share price volatility than other growth mutual funds.

In seeking such investments, the investment manager focuses its investments in high quality, medium- to large-sized U.S. companies with leading competitive positions. Using in-depth fundamental company research, along with proprietary financial quality, stock rating and risk measures, the investment manager looks for companies with:

o    strong and sustainable earnings growth

o    solid management with a proven ability to add value over time

o    reasonable stock market valuations.

These companies often have important business franchises, leading products, services or technologies, or dominant marketing and distribution systems.

The fund employs a three-step process designed to help identify attractive growth stocks. The fund's management team begins with a universe of quality companies with market capitalizations greater than $2 billion. Then they narrow the universe using fundamental and quantitative analysis to rank stocks based on several factors including:

o strong fundamentals -- include stocks of companies that they believe have the ability to deliver consistent earnings growth

o attractive valuations -- identify stocks that they believe are priced attractively based on expectations for the company's growth prospects

o attractive share price performance -- a proven ability to create value for shareholders over time.


16  Kemper Classic Growth Fund

The fund allocates its investments among different industries and companies, and adjusts its portfolio securities based on long-term investment considerations as opposed to short-term trading. The fund emphasizes U.S. investments, although it can commit a portion of its assets to the equity securities of foreign growth companies that meet the criteria applicable to domestic investments.

For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goal during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques which may impact fund performance, including options, futures and other strategic transactions. The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative by the Commodities Futures Trading Commission.

More information about these and other investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Additional principal risks

Foreign investing risk. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


                                                  Kemper Classic Growth Fund  17

KEMPER GROWTH FUND

Investment objective and principal strategies

Kemper Growth Fund seeks growth of capital through professional management and diversification of investments in securities that the investment manager believes have the potential for capital appreciation. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders. The fund invests primarily in a diversified portfolio of large-capitalization U.S. common stocks of companies that the investment manager believes have above-average growth prospects. Companies in which the fund invests generally are similar in size to those included in the Russell 1000 Growth Index -- a widely used benchmark of larger stock performance. To select securities with the potential for high growth, the investment manager evaluates a variety of factors, historic and projected earnings rates, stock prices, company balance sheets and fundamentals. The investment manager seeks stocks that are reasonably priced relative to its analysis for their growth potential.

The fund may be appropriate for investors who are seeking to add a more aggressive core equity holding.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and growth investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Growth Stock Investing" at the front of this prospectus.

Management Style. If the growth stocks the fund invests in do not produce the expected earnings growth, their share price may drop and the fund's net asset value would decline.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.


18  Kemper Growth Fund

Total returns for years ended December 31

[The information below was represented by a bar graph in the printed materials.]

 1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

30.75%   3.86%  66.85%  -1.56%   1.63%  -5.91%  31.87%  16.34%  16.80%  14.22%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 27.57% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -22.18% (the third quarter of 1998).

Average Annual Total Returns

  For periods ended                                                Russell 1000
  December 31, 1998         Class A     Class B      Class C       Growth Index
  -----------------         -------     -------      -------       ------------
  One Year                   7.64%       9.98%       13.37%          38.71%
  Five Years                12.67%        --           --            25.70%
  Ten Years                 15.19%        --           --            20.57%
  Since Class Inception**   12.78%       14.96%      15.44%            *

-----------
* Index returns for the life of each class: 29.05% (5/31/94) for Class B and Class C shares. The index was not in existence on the A shares' inception date.

** Inception dates for Class A, B and C shares are 4/4/66, 5/31/94 and 5/31/94, respectively.

The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

                                                          Kemper Growth Fund  19

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B     Class C
                                              -------      -------     -------
 Maximum Sales Charge (Load) Imposed
    on Purchases (as % of offering price)      5.75%         None        None

 Maximum Deferred Sales Charge
    (Load) (as % of redemption proceeds)       None(1)        4%          1%

 Maximum Sales Charge (Load) Imposed
    on Reinvested Dividends/Distributions      None          None        None

 Redemption Fee (as % of amount
    redeemed, if applicable)                   None          None        None

 Exchange Fee                                  None          None        None

-----------
(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                              Class A      Class B     Class C
                                              -------      -------     -------
  Management Fee                               0.54%        0.54%       0.54%
  Distribution (12b-1) Fees                    None         0.75%       0.75%
  Other Expenses                               0.50%        0.85%       0.69%
                                               -----        -----       -----
  Total Annual Fund Operating Expenses         1.04%        2.14%       1.98%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B             Class C
                         -------              -------             -------
  1 Year                   $675                 $617                 $301
  3 Years                  $887                 $970                 $621
  5 Years                $1,116               $1,349               $1,068
  10 Years               $1,773               $1,932               $2,306


20  Kemper Growth Fund

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
  1 Year                   $675                 $217                 $201
  3 Years                  $887                 $670                 $621
  5 Years                $1,116               $1,149               $1,068
  10 Years               $1,773               $1,932               $2,306

Principal strategies and investments

In seeking to achieve its objective, the fund will invest primarily in equity securities that the fund's investment manager believes offer the potential for increasing the fund's total asset value.

Some of the factors the fund's portfolio management team will consider in making its investments are:

o    patterns of increasing growth in sales and earnings;

o    the development of new or improved products or services;

o    favorable outlooks for growth in the industry;

o    the probability of increased operating efficiencies;

o    emphasis on research and development;

o    cyclical conditions; and

o other signs that a company is expected to show greater than average capital appreciation and earnings growth.

In seeking to obtain capital appreciation, the investment manager seeks reasonably priced securities that it believes have the potential to appreciate at an above-average rate, relative to the stock market as a whole. The investment manager anticipates making purchases and sales on the basis of valuations and fundamentals. The fund attempts to identify under-valued situations that it anticipates will appreciate over a longer time period. However, because the valuations of growth-style securities may change more rapidly than the valuations of other types of investments, the investment manager expects to hold certain securities for a shorter period of time (that is, under a year). The fund will emphasize fundamental research to select securities.

The fund's investment policy may involve a higher level of risk than is inherent in other types of investments. Since any income received from such securities will be entirely incidental, an investor should not consider a purchase of fund shares to be a complete investment program.

A stock is typically sold when, in the opinion of the portfolio manager, (i) the stock has reached its fair market value, or (ii) the company's fundamentals have deteriorated.

Although the fund does not presently intend to do so, it may invest up to 25% of its total assets in foreign securities.


                                                          Kemper Growth Fund  21

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs that would affect the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional risk

Foreign Investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


22  Kemper Growth Fund

KEMPER SMALL CAPITALIZATION EQUITY FUND

Investment objective and principal strategies

Kemper Small Capitalization Equity Fund seeks maximum appreciation of investors' capital. Current income will not be a significant factor. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

The fund invests primarily in a diversified portfolio of domestic small company stocks that the investment manager believes have the potential for long-term capital growth. Companies in which the fund invests generally are similar in size to those included in the Russell 2000 Index -- a widely used benchmark of small stock performance. To select securities, the investment manager evaluates a variety of factors, including historic earnings growth, projected earnings growth, return on equity, debt to capital ratios, and company fundamentals. The investment manager seeks attractive areas for investment opportunity arising from such factors as technological advances, new marketing methods, and changes in the economy and population.

The fund may be a good choice for investors seeking to add the growth potential of small company stocks to a diversified portfolio and for investors who wish to balance existing large capitalization holdings.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and growth investing, the investment manager's skill in managing the fund's portfolio, and inflation risk. You will find a discussion of these under "Growth Stock Investing" at the front of this prospectus.

Management Style. The fund's investment focus on smaller companies involves greater risk than a fund that invests primarily in larger, more established companies.

Small Company Risk. While small company stocks have historically outperformed large company stocks, they also have been subject to greater investment risk. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Also, because small companies normally have fewer shares outstanding and these shares generally trade less frequently than large companies, it may be more difficult for the fund to buy and sell significant amounts of small company shares without having an unfavorable impact on the shares' stock market price.


                                     Kemper Small Capitalization Equity Fund  23

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The information below was represented by a bar graph in the printed materials.]

 1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

26.13%  -5.22%  69.01%  -0.12%  16.79%  -3.31%  31.17%  14.09%  20.47%  -3.10%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 24.87% (the first quarter of 1991), and the fund's lowest return for a calendar quarter was ?27.85% (the fourth quarter of 1998).

Average Annual Total Returns

  For periods ended                                                   Russell
  December 31, 1998          Class A      Class B      Class C      2000 Index
  -----------------          -------      -------      -------      ----------
  One Year                   -8.69%       -6.88%       -3.60%         -2.55%
  Five Years                  9.76%          --           --          16.40%
  Ten Years                  14.17%          --           --          15.77%
  Since Class Inception**    12.18%       11.87%       12.30%            *

-----------
* Index returns for the life of each class: 13.81% (5/31/94) for Class B and Class C shares. The Index was not in existence on the A shares' inception date.

** Inception dates for Class A, B and C shares are 2/20/69, 5/31/94 and 5/31/94, respectively.

The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class


24 Kemper Small Capitalization Equity Fund of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B      Class C
                                              -------      -------      -------
 Maximum Sales Charge (Load)
    Imposed on Purchases (as % of
    offering price)                            5.75%         None         None

 Maximum Deferred Sales Charge
    (Load) (as % of redemption proceeds)       None(1)        4%           1%

 Maximum Sales Charge (Load)
    Imposed on Reinvested
    Dividends/Distributions                    None          None         None

 Redemption Fee (as % of amount
    redeemed, if applicable)                   None          None         None

 Exchange Fee                                  None          None         None

-----------
(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                              Class A      Class B      Class C
                                              -------      -------      -------
  Management Fee                               0.36%        0.36%        0.36%
  Distribution (12b-1) Fees                    None         0.75%        0.75%
  Other Expenses                               0.54%        1.03%        0.95%
                                               -----        -----        -----
  Total Annual Fund Operating Expenses         0.90%        2.14%        2.06%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.


                                     Kemper Small Capitalization Equity Fund  25

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
  1 Year                   $662                 $617                 $309
  3 Years                  $845                 $970                 $646
  5 Years                $1,045               $1,349               $1,108
  10 Years               $1,619               $1,862               $2,390

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
  1 Year                   $662                 $217                 $209
  3 Years                  $845                 $670                 $646
  5 Years                $1,045               $1,149               $1,108
  10 Years               $1,619               $1,862               $2,390

Principal strategies and investments

Under normal circumstances, the fund will invest at least 65% of its total assets in the equity securities of smaller companies, i.e., those having a market capitalization of $1 billion or less at the time of investment.

Many of these companies would be in the early stages of their life cycle.

Currently, the investment manager believes that investment opportunities may be found among the following types of companies:

o companies engaged in high growth fields such as electronics, medical technology, computer software and specialty retailing;

o companies having a significantly improved earnings outlook as the result of a changed economic environment, acquisitions, mergers, new management, changed corporate strategy or product innovation;

o companies supplying new or rapidly growing services to consumers and businesses in such fields as automation, data processing, communications, marketing and finance; and

o    companies with innovative concepts or ideas.

In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. The fund does not intend to engage actively in trading for short-term profits, although it may occasionally make investments for short-term capital appreciation when such action is believed to be desirable and consistent with sound investment procedure.

A stock is typically sold when, in the opinion of the portfolio manager, (i) the stock has reached its fair market value and its appreciation potential is limited, or (ii) a company's fundamentals have deteriorated.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would affect the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Although the fund does not presently intend to do so, it may invest up to 25% of its total assets in foreign securities.


26  Kemper Small Capitalization Equity Fund

For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional risk

Foreign Investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


                                     Kemper Small Capitalization Equity Fund  27

KEMPER TECHNOLOGY FUND

Investment objective and principal strategies

Kemper Technology Fund seeks growth of capital. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

The fund invests primarily in domestic common stocks of companies in the technology sector which the investment manager expects to benefit from technological advances and improvements, with an emphasis on the securities of companies that the investment manager believes have potential for long-term capital growth. The investment manager considers a variety of factors in selecting securities, including historic earnings growth, earnings growth estimates, stock price, balance sheets, and company fundamentals.

Receipt of income from such securities will be entirely incidental.

The fund may be a good choice for more aggressive investors seeking to pursue maximum capital appreciation.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and growth investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Growth Stock Investing" at the front of this prospectus.

Management Style. Because many of the companies benefiting from technological advances are smaller in size, the fund involves greater risk than a fund that invests primarily in larger, more established companies. Also, emphasis by the fund on technology companies involves greater risk than investment in a broader range of sectors and securities.

Sector Investing. The fund emphasizes technology companies, therefore to the extent that the fund focuses its investments in a market sector, financial, business and other developments affecting issuers in that sector may have a greater effect on the fund than if it had not focused its assets in that sector. In addition, an investment in the fund may involve significantly greater risks and greater volatility than a diversified equity mutual fund that is invested in issuers in various sectors or industries. The fund is subject to the risk that a particular group of related stocks will decline in price due to sector-specific developments.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.


28  Kemper Technology Fund

Total returns for years ended December 31

[The information below was represented by a bar graph in the printed materials.]

 1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

24.81%   0.44%  44.35%  -1.19%  11.69%  11.35%  42.77%  20.60%   7.11%  43.59%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 37.51% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was ?16.80% (the third quarter of 1990).

Average Annual Total Returns

  For periods ended                                              Russell 1000
  December 31, 1998         Class A     Class B      Class C     Growth Index
  -----------------         -------     -------      -------     -------------
  One Year                  35.31%       39.17%      42.78%         38.71%
  Five Years                22.69%         --           --          25.70%
  Ten Years                 18.69%         --           --          20.57%
  Since Class Inception**   13.60%       25.61%      26.06%           *

-----------
* Index returns for the life of each class: 29.05% (5/31/94) for Class B and Class C shares. The Index was not in existence on the A shares' inception date.

** Inception dates for Class A, B and C shares are 9/7/48, 5/31/94 and 5/31/94, respectively.

The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


                                                      Kemper Technology Fund  29

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B     Class C
                                              -------      -------     -------
 Maximum Sales Charge (Load)
    Imposed on Purchases (as % of
    offering price)                            5.75%         None        None

 Maximum Deferred Sales Charge
    (Load) (as % of redemption proceeds)       None(1)        4%          1%

 Maximum Sales Charge (Load)
    Imposed on Reinvested
    Dividends/Distributions                    None          None        None

 Redemption Fee (as % of amount
    redeemed, if applicable)                   None          None        None

 Exchange Fee                                  None          None        None

-----------
1 The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                              Class A      Class B     Class C
                                              -------      -------     -------
  Management Fee                               0.55%        0.55%       0.55%
  Distribution (12b-1) Fees                    None         0.75%       0.75%
  Other Expenses                               0.37%        0.55%       0.51%
                                               -----        -----       -----
  Total Annual Fund Operating Expenses         0.92%        1.85%       1.81%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
  1 Year                   $663                 $588                 $284
  3 Years                  $851                 $882                 $569
  5 Years                $1,055               $1,201                 $980
  10 Years               $1,641               $1,701               $2,127


30  Kemper Technology Fund

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
  1 Year                   $663                 $188                 $184
  3 Years                  $851                 $582                 $569
  5 Years                $1,055               $1,001                 $980
  10 Years               $1,641               $1,701               $2,127

Principal strategies and investments

The fund invests principally in the common stock of companies in the technology sector. Technology companies include those whose processes, products or services, in the judgment of the investment manager, are or may be expected to significantly benefit from scientific developments and the application of technical advances in industry, manufacturing and commerce. This investment policy permits the investment manager to seek stocks having superior growth potential in virtually any industry in which they may be found. Examples of the types of industries the fund may invest in are:

o    aerospace;

o    electronics;

o    genetic engineering;

o    geology;

o    information sciences (including computers and computer software);

o    medicine (including pharmacology, biotechnology and biophysics); and

o    oceanography.

A stock is typically sold when, in the opinion of the portfolio manager, (i) the stock has reached its fair market value and its appreciation potential is limited, or (ii) a company's fundamentals have deteriorated.

Although the fund does not presently intend to do so, it may invest up to 25% of its total assets in foreign securities.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would affect the the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


                                                      Kemper Technology Fund  31

Additional risks

Small company risk. While small company stocks have historically outperformed large company stocks, they also have been subject to greater investment risk. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Also, because small companies normally have fewer shares outstanding and these shares generally trade less frequently than large companies, it may be more difficult for the fund to buy and sell significant amounts of small company shares without having an unfavorable impact on the shares' stock market price.

Foreign Investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


32  Kemper Technology Fund

KEMPER TOTAL RETURN FUND

Investment objective and principal strategies

Kemper Total Return Fund seeks the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

The fund's investments will normally consist of domestic equity and fixed income securities. The percentage of assets invested in specific categories of fixed income and equity securities will vary from time to time depending upon the judgment of the fund's portfolio management team as to general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. In pursuit of capital appreciation, the investment manager seeks growth-oriented, quality stocks of companies of any size that it believes are attractively priced and have strong fundamentals. The fund also emphasizes current income in seeking its objective. Fixed income investments may be of any rating, and may include lower-rated high yield/high risk securities.

Because the fund invests in both stocks and bonds, it may be a good choice for investors seeking diversification in a single fund. The fund may be an appropriate choice for more conservative equity investors. The balanced approach of the fund may also appeal to investors who are interested in pursuing income and capital appreciation.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and growth investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Growth Stock Investing" at the front of this prospectus.

Management Style. To the extent that the fund invests in both stocks and bonds to seek to moderate share price volatility compared with other growth stock mutual funds, the fund may underperform in markets that favor more aggressive growth stock funds.

Interest Rates. Interest rate risk is the risk that the value of a fund's investments will go down when interest rates rise. Normally the value of a fund's investments varies inversely with changes in interest rates so that in periods of rising interest rates, the value of a fund's portfolio declines.

Maturity. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit Risk. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment.

Prepayment Risk. Prepayment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations


                                                    Kemper Total Return Fund  33
are prepaid ahead of schedule, the return on the security will be lower than expected. Prepayment rates usually increase when interest rates are falling.

High Yield, Fixed Income Securities. Investments in high yield securities (often referred to as "junk bonds") are more likely to be affected by negative developments relating to their issuer or industry, and entail relatively greater risk of loss of income and principal than investments in higher rated securities. Market prices of high yield securities may fluctuate more than market prices of higher rated securities.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The information below was represented by a bar graph in the printed materials.]

 1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

19.83%   4.11%  40.16%   2.49%  11.59%  -9.18%  25.80%  16.25%  19.14%  15.91%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 17.08% (the first quarter of 1991), and the fund's lowest return for a calendar quarter was ?9.82% (the third quarter of 1990).


34  Kemper Total Return Fund

Average Annual Total Returns

  For periods ended                                               Russell 1000
  December 31, 1998          Class A      Class B      Class C    Growth Index
  -----------------          -------      -------      -------    ------------
  One Year                    9.21%       11.68%       14.79%        38.71%
  Five Years                 11.57%          --           --         25.70%
  Ten Years                  13.20%          --           --         20.57%
  Since Class Inception**    12.00%       14.39%       14.77%           *

-----------
* Index returns for the life of each class: 29.05% (5/31/94) for Class B and C shares. The Index was not in existence on the Class A shares' inception date.

** Inception dates for Class A, B and C shares are 3/2/64, 5/31/94 and 5/31/94, respectively.

The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B      Class C
                                              -------      -------      -------
 Maximum Sales Charge (Load)
    Imposed on Purchases (as % of
    offering price)                            5.75%         None         None

 Maximum Deferred Sales Charge
    (Load) (as % of redemption proceeds)       None(1)        4%           1%

 Maximum Sales Charge (Load)
    Imposed on Reinvested
    Dividends/Distributions                    None          None         None

 Redemption Fee (as % of amount
    redeemed, if applicable)                   None          None         None

 Exchange Fee                                  None          None         None

-----------
(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.


                                                    Kemper Total Return Fund  35

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                              Class A      Class B      Class C
                                              -------      -------      -------
  Management Fee                               0.53%        0.53%        0.53%
  Distribution (12b-1) Fees                    None         0.75%        0.75%
  Other Expenses                               0.48%        0.73%        0.62%
                                               -----        -----        -----
  Total Annual Fund Operating Expenses         1.01%        2.01%        1.90%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
  1 Year                   $672                 $604                 $293
  3 Years                  $878                 $931                 $597
  5 Years                $1,101               $1,283               $1,026
  10 Years               $1,740               $1,841               $2,222

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
  1 Year                   $672                 $204                 $193
  3 Years                  $878                 $631                 $597
  5 Years                $1,101               $1,083               $1,026
  10 Years               $1,740               $1,841               $2,222

Principal strategies and investments

The fund follows a highly flexible program of investing in common stocks and bonds in pursuit of its goal for total return.

The equity securities that the fund invests in are those that the investment manager believes are reasonably priced relative their earnings growth potential. To select stocks, the investment manager evaluates a variety of factors including historic and projected earnings growth, balance sheets and stock prices. The investment manager expects to follow a disciplined buy and sell strategy, in which proprietary research gathered from meetings with, among others, senior management of companies in which the fund invests, government experts and industry leaders plays an important role.


36  Kemper Total Return Fund

The fixed income securities the fund invests in include bonds and other debt securities (such as U.S. and foreign government securities and investment grade and high yield corporate obligations) and preferred stocks, some of which may have a call on common stocks through attached warrants or a conversion privilege. The fund may invest in high yield fixed income securities which are in the lower rating categories and those which are unrated. Thus, the fund could invest in some instruments considered by the rating services to have predominantly speculative characteristics. Investments in lower rated or non-rated securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, entail greater risk of loss of income and principal. Currently, it is anticipated that the fund would invest less than 35% of its total assets in high yield fixed income securities.

The fund may invest up to 25% of its total assets in foreign securities.

For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional risks

High Yield Securities. High yield, fixed income securities (commonly referred to as "junk bonds") have widely varying characteristics and quality. These lower rated and non-rated fixed income securities are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The market values of these securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based on fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect the fund's net asset value. In addition, the fund may have difficulty disposing of certain junk bonds because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the fund's ability to dispose of particular issues and may also make it more difficult


                                                    Kemper Total Return Fund  37
for the fund to obtain accurate market quotations for purposes of valuing the fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Foreign Investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


38  Kemper Total Return Fund

KEMPER VALUE+GROWTH FUND

Investment objective and principal strategies

Kemper Value+Growth Fund seeks growth of capital through a portfolio of growth and value stocks. A secondary objective of the fund is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

The fund invests primarily in a diversified portfolio of U.S. common stocks. The investment manager combines value and growth stocks using sophisticated quantitative modeling. The fund may invest in the stocks of companies of any size, but focuses on the 1500 U.S. companies with the largest market capitalization. Typically companies in which the fund invests will have a market capitalization in excess of $1 billion.

Growth stocks are stocks of companies whose earnings per share are expected by the investment manager to grow faster than the market average. Growth stocks tend to trade at higher price-to-earnings (P/E) ratios than the general market, but the investment manager believes that the potential of such stocks for above average earnings more than justifies their price.

Value stocks are considered "bargain stocks" because they are perceived as undervalued, i.e., attractively priced in relation to their earnings potential (low P/E ratios). Value stocks typically have low P/E ratios and dividend yields higher than the average of the companies represented in the Standard & Poor's 500 Stock Index.

The fund may be appropriate for investors seeking to conveniently combine value stocks and growth stocks in a single fund.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and growth investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Growth Stock Investing" at the front of this prospectus.

Management Style. To the extent that the fund seeks to moderate share price volatility by investing in both value and growth stocks, the fund may underperform in markets that strongly favor pure growth or value funds.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.


                                                    Kemper Value+Growth Fund  39

Total returns for years ended December 31

[The information below was represented by a bar graph in the printed materials.]

                          1996     1997      1998
                          ----     ----      ----

                         25.56%   24.52%    18.88%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 20.66% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was ?12.62% (the third quarter of 1998).

Average Annual Total Returns

  For periods ended                                               Russell 1000
  December 31, 1998          Class A      Class B      Class C        Index
  -----------------          -------      -------      -------        -----
  One Year                   12.04%       14.88%       17.80%         27.02%
  Five Years                    --           --           --            --
  Ten Years                     --           --           --            --
  Since Class Inception**    21.40%       22.26%       22.66%            *

-----------
* Index returns for the life of each class: 28.11% (10/31/95) for Class A, B and C shares.

**   Inception date for Class A, B and C shares is 10/16/95.

The Russell 1000 Index is an unmanaged capitalization-weighted price only index comprised of the largest capitalized U.S. companies whose common stocks are traded in the United States.

Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


40  Kemper Value+Growth Fund

Shareholder fees: Fees paid directly from your investment.

                                              Class A     Class B     Class C
                                              -------     -------     -------
 Maximum Sales Charge (Load)
    Imposed on Purchases (as % of
    offering price)                            5.75%        None        None

 Maximum Deferred Sales Charge
    (Load) (as % of redemption proceeds)       None(1)       4%          1%

 Maximum Sales Charge (Load)
    Imposed on Reinvested
    Dividends/Distributions                    None         None        None

 Redemption Fee (as % of amount
    redeemed, if applicable)                   None         None        None

 Exchange Fee                                  None         None        None

-----------
(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                              Class A     Class B     Class C
                                              -------     -------     -------
  Management Fee                               0.72%       0.72%       0.72%
  Distribution (12b-1) Fees                    None        0.75%       0.75%
  Other Expenses                               0.70%       0.80%       0.69%
                                               -----       -----       -----
  Total Annual Fund Operating Expenses         1.42%       2.27%       2.16%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
  1 Year                   $711                 $630                 $319
  3 Years                  $999               $1,009                 $676
  5 Years                $1,307               $1,415               $1,159
  10 Years               $2,179               $2,195               $2,493


                                                    Kemper Value+Growth Fund  41

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
  1 Year                   $711                 $230                 $219
  3 Years                  $999                 $709                 $676
  5 Years                $1,307               $1,215               $1,159
  10 Years               $2,179               $2,195               $2,493

Principal strategies and investments

Historically, the performance of growth and value stocks has tended to be counter-cyclical, that is, when one was in favor, the other was out of favor relative to the equity market in general. Through the allocation process, the investment manager will seek to weight the portfolio more heavily in the type of stocks that the fund's portfolio management team believes present greater return opportunities at the time.

The investment manager's Quantitative Research Department will use proprietary modeling techniques to determine the allocation between growth and value stocks in the fund's portfolio.

The neutral allocation between growth and value stocks would be 50%/50%. The allocation to growth or value may be up to 75% at any time. Allocation decisions are normally based upon long-term considerations. The investment manager expects that changes in the allocation would be gradual. There is no assurance that the allocation process will improve investment results.

To select individual securities, the investment manager uses additional quantitative models. Growth stocks and value stocks are evaluated according to style-specific models. By using multiple models, the investment manager seeks to create a portfolio where value and growth stocks are clearly delineated.

In managing the growth portion of the portfolio, the investment manager's proprietary quantitative models evaluate a variety of momentum factors. These include historical earnings growth, projected earnings growth, return on equity, debt to capital and other balance sheet data.

In managing the value portion of the portfolio, the investment manager's proprietary quantitative models evaluate a variety of valuation factors. These include price-to-earnings ratios, price-to-book ratios, price-to-cash flow, dividend growth rates, earnings estimates and growth rates, return on equity and other balance sheet data.

Although the fund does not presently intend to do so, it may invest up to 25% of its total assets in foreign securities.

For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.


42  Kemper Value+Growth Fund

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional risk

Foreign Investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


                                                    Kemper Value+Growth Fund  43

INVESTMENT MANAGER

The fund retains the investment management firm of Scudder Kemper Investments, Inc., Two International Place, Boston, MA, to manage their daily investment and business affairs subject to the policies established by the funds' Boards. Scudder Kemper Investments, Inc. actively manages the fund's investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities. Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

Each of the funds below pays Scudder Kemper Investments, Inc. a graduated monthly investment management fee. Fees paid for each fund's most recently completed fiscal year are shown below:

                                                    As a % of average
                                                     daily net assets
                                                     ----------------
 Kemper Blue Chip Fund                                    0.56%
 Kemper Classic Growth Fund*                              0.70%
 Kemper Growth Fund                                       0.54%
 Kemper Technology Fund                                   0.55%
 Kemper Total Return Fund                                 0.53%
 Kemper Value+Growth Fund                                 0.72%

-----------
* For Kemper Classic Growth Fund, the investment manager has agreed to waive 0.25% of its management fee until December 31, 1999.

The Kemper Aggressive Growth Fund and Kemper Small Capitalization Equity Fund pay Scudder Kemper Investments, Inc. an annual investment management fee (payable monthly) at the annual rate of 0.65% of the average daily net assets of each Fund. This Base Fee may be adjusted upward or downward on the basis of the investment performance of the Class A shares of each Fund relative to the performance of the Standard & Poor's 500 Composite Stock Price Index over a twelve-month period

The investment management fee for the Kemper Aggressive Growth Fund may range from 0.45% to 0.85% of the average daily net assets of the fund. The investment management fee for the Kemper Small Capitalization Equity Fund may range from 0.35% to 0.95% of the average daily net asset of the fund.

Investment management fees paid by Kemper Aggressive Growth Fund and Kemper Small Capitalization Equity Fund to Scudder Kemper Investments, Inc. for the most recently completed fiscal year are shown below:

                                            As a % of average daily net assets
                                            ----------------------------------
 Kemper Aggressive Growth Fund                            0.38%
 Kemper Small Capitalization Equity Fund                  0.36%


44  Investment Manager

PORTFOLIO MANAGEMENT

The following investment professionals are associated with the funds as indicated:

Kemper Aggressive Growth Fund

PORTFOLIO MANAGEMENT

The following investment professionals are associated with the funds as indicated:

Kemper Aggressive Growth Fund

 Name & Title              Joined the Fund     Background
--------------------------------------------------------------------------------
 Kurt R. Stalzer                 1997          Joined Scudder Kemper in 1997. He
 Lead Portfolio Manager                        began his investment career in
                                               1982. Prior to joining Scudder
                                               Kemper he was a Senior Portfolio
                                               Manager for an unaffiliated
                                               investment company.

 David H. Burshtan               1998          Joined Scudder Kemper in 1995. He
 Portfolio Manager                             began his investment career in
                                               1988. Prior to joining Scudder
                                               Kemper he was a Senior
                                               International Securities Analyst
                                               responsible for emerging markets
                                               at a trust company.
--------------------------------------------------------------------------------

Kemper Blue Chip Fund

 Name & Title              Joined the Fund     Background
--------------------------------------------------------------------------------
 Tracy McCormick                 1994          Joined Scudder Kemper in 1994.
 Lead Portfolio Manager                        She began her investment career
                                               in 1980. Prior to joining Scudder
                                               Kemper she was Senior Vice
                                               President and a Portfolio Manager
                                               at an unaffiliated investment
                                               management company.

 Steven H. Reynolds              1998          Joined Scudder Kemper in 1995. He
 Portfolio Manager                             began his investment career in
                                               1968. Prior to joining Scudder
                                               Kemper he was Senior Vice
                                               President and a Portfolio Manager
                                               at an unaffiliated investment
                                               management company.

 Gary A. Langbaum                1998          Joined Scudder Kemper in 1988. He
 Portfolio Manager                             began his investment career in
                                               1970. Prior to joining Scudder
                                               Kemper he was a Senior Research
                                               Analyst and Associate Director of
                                               Research at a banking trust
                                               company.

 Maureen P. Lentz                1998          Joined Scudder Kemper in 1994.
 Portfolio Manager                             She began her investment career
                                               in 1988. Prior to joining Scudder
                                               Kemper she worked as a systems
                                               and operations analyst for an
                                               unaffiliated insurance company.
--------------------------------------------------------------------------------


                                                          Investment Manager  45

Kemper Classic Growth Fund

 Name & Title              Joined the Fund     Background
--------------------------------------------------------------------------------
 William F. Gadsden              1996          Joined Scudder Kemper in 1983. He
 Co-Lead Portfolio                             began his investment career in
 Manager                                       1983. Prior to joining Scudder
                                               Kemper he worked for an
                                               international custodian bank.

 Bruce F. Beaty                  1996          Joined Scudder Kemper in 1991. He
 Co-Lead Portfolio                             began his investment career in
 Manager                                       1982. Prior to joining Scudder
                                               Kemper he worked for an
                                               unaffiliated insurance company.
--------------------------------------------------------------------------------

Kemper Growth Fund

 Name & Title              Joined the Fund     Background
--------------------------------------------------------------------------------
 Steven H. Reynolds              1998          Joined Scudder Kemper in 1995. He
 Lead Portfolio Manager                        began his investment career in
                                               1968. Prior to joining Scudder
                                               Kemper he was Senior Vice
                                               President and a Portfolio Manager
                                               at an unaffiliated investment
                                               management company.

 Tracy McCormick                 1994          Joined Scudder Kemper in 1994.
 Portfolio Manager                             She began her investment career
                                               in 1980. Prior to joining Scudder
                                               Kemper she was Senior Vice
                                               President and a Portfolio Manager
                                               at an unaffiliated investment
                                               management company.

 Gary A. Langbaum                1998          Joined Scudder Kemper in 1988. He
 Portfolio Manager                             began his investment career in
                                               1970. Prior to joining Scudder
                                               Kemper he was a Senior Research
                                               Analyst and Associate Director of
                                               Reserach at a banking trust
                                               company.

 Maureen P. Lentz                1998          Joined Scudder Kemper in 1994.
 Portfolio Manager                             She began her investment career
                                               in 1988. Prior to joining Scudder
                                               Kemper she worked as a systems
                                               and operations analyst for an
                                               unaffiliated insurance company.
--------------------------------------------------------------------------------


46  Investment Manager

Kemper Small Capitalization Equity Fund

 Name & Title              Joined the Fund     Background
--------------------------------------------------------------------------------
 Kurt R. Stalzer                 1997          Joined Scudder Kemper in 1997. He
 Lead Portfolio Manager                        began his investment career in
                                               1982. Prior to joining Scudder
                                               Kemper he was a Senior Portfolio
                                               Manager for an unaffiliated
                                               investment company.

 David H. Burshtan               1998          Joined Scudder Kemper in 1995. He
 Portfolio Manager                             began his investment career in
                                               1988. Prior to joining Scudder
                                               Kemper he was a Senior
                                               International Securities Analyst
                                               responsible for emerging markets
                                               at a trust company.
--------------------------------------------------------------------------------

Kemper Technology Fund

 Name & Title              Joined the Fund     Background
--------------------------------------------------------------------------------
 James B. Burkhart               1998          Joined Scudder Kemper in 1998. He
 Lead Portfolio Manager                        began his investment career in
                                               1970. Prior to joining Scudder
                                               Kemper he was an analyst and
                                               Portfolio Manager for a trust
                                               company.


 Tracy McCormick                 1998          Joined Scudder Kemper in 1994.
 Portfolio Manager                             She began her investment career
                                               in 1980. Prior to joining Scudder
                                               Kemper she was Senior Vice
                                               President and a Portfolio Manager
                                               at an unaffiliated investment
                                               management company.
--------------------------------------------------------------------------------

Kemper Total Return Fund

 Name & Title              Joined the Fund     Background
--------------------------------------------------------------------------------
 Gary A. Langbaum                1995          Joined Scudder Kemper in 1988. He
 Lead Portfolio Manager                        began his investment career in
                                               1970. Prior to joining Scudder
                                               Kemper he was a Senior Research
                                               Analyst and Associate Director of
                                               Reserach at a banking trust
                                               company.

 Tracy McCormick                 1998          Joined Scudder Kemper in 1994.
 Portfolio Manager                             She began her investment career
                                               in 1980. Prior to joining Scudder
                                               Kemper she was Senior Vice
                                               President and a Portfolio Manager
                                               at an unaffiliated investment
                                               management company.

 Stephen A. Wohler               1998          Joined Scudder Kemper in 1979.
 Portfolio Manager                             Since then he has served as
                                               portfolio manager for other
                                               affiliated mutual funds and has
                                               over 20 years of investment
                                               experience.
--------------------------------------------------------------------------------


                                                          Investment Manager  47

Kemper Value+Growth Fund

 Name & Title             Joined the Fund    Background
--------------------------------------------------------------------------------
 Philip S. Fortuna              1998         Joined Scudder Kemper in 1986.
 Lead Portfolio Manager                      Since then he has served as
                                             portfolio manager for other
                                             affiliated mutual funds and has
                                             over 15 years of investment
                                             experience.

 Karla D. Grant                 1998         Joined Scudder Kemper in 1997.
 Portfolio Manager                           She began her investment career
                                             in 1990. Prior to joining Scudder
                                             Kemper she served as Vice
                                             President for several independent
                                             asset management firms.

 Shahram Tajbakhsh              1998         Joined Scudder Kemper in 1996. He
 Portfolio Manager                           began his investment career in
                                             1984. Prior to joining Scudder
                                             Kemper he was a Lead Project
                                             Manager at an international
                                             financial news provider.

 Robert D. Tymoczko             1998         Joined Scudder Kemper in 1997. He
 Portfolio Manager                           began his investment career in
                                             1996. Prior to joining Scudder
                                             Kemper he worked as an economic
                                             consultant specializing in
                                             quantitative research and
                                             econometric consulting.
--------------------------------------------------------------------------------

Year 2000 readiness

Like other mutual funds and financial and business organizations worldwide, the funds could be adversely affected if computer systems on which a fund relies, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the funds' business and operations, such as problems with calculating net asset value and difficulties in implementing a fund's purchase and redemption procedures. The investment manager has commenced a review of the Year 2000 Issue as it may affect the funds and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by a fund or on global markets or economies generally.

Euro conversion

The introduction of a new European currency, the Euro, may result in uncertainties for European securities and the operation of each fund. The Euro was introduced on January 1, 1999, by eleven European countries that are members of the European Economic and Monetary Union (EMU). The introduction of the Euro will require the redenomination of European debt and


48  Investment Manager
equity securities over a period of time, which may result in various accounting differences and/or tax treatments. Additional questions are raised by the fact that certain other European community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

The investment manager is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a fund's holdings is negative, it could hurt the fund's performance.


                                                          Investment Manager  49

ABOUT YOUR INVESTMENT

CHOOSING A SHARE CLASS

Each fund provides investors with the option of purchasing shares in the following ways:

--------------------------------------------------------------------------------
 Class A Shares        Offered at net asset value plus a maximum sales charge of
                       5.75% of the offering price. Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at net asset value under the Large Order NAV Purchase
                       Privilege may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a .50% contingent deferred sales change if redeemed during the second year of purchase.

 Class B Shares        Offered at net asset value without an initial sales
                       charge, but subject to a 0.75% Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.

 Class C Shares        Offered at net asset value without an initial sales
                       charge, but subject to a 0.75% Rule 12b-1 distribution
                       fee and a 1% contingent deferred sales charge on
                       redemptions made within one year of purchase. Class C
                       shares do not convert into another class.
--------------------------------------------------------------------------------

When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares. Each class of shares represents interests in the same portfolio of investments of a fund.

The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. For more information about the three sales arrangements, consult your financial representative or Kemper Service Company, the Shareholder Service Agent. Be aware that financial services firms may receive different compensation depending upon which class of shares they sell.

Rule 12b-1 plan

Each fund has adopted plans under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and the Class C shares that are used by the transfer agent to pay for distribution and other services provided to shareholders of those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may


50  About Your Investment
cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although Kemper Distributors, Inc. believes that it is unlikely, in the case of Class B Shares, because of the automatic conversion feature of those Shares.

Special features

Class A Shares -- Combined Purchases. Each fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of most Kemper Funds.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares also apply to the aggregate amount of purchases made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by Kemper Distributors. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period.

Class A Shares -- Cumulative Discount. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Large Order NAV Purchase Privilege. Class A shares of a fund may be purchased at net asset value by any purchaser provided that the amount invested in such fund or other Kemper Funds totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described above (the "Large Order NAV Purchase Privilege").

Exchange Privilege -- General. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Funds. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services.

For purposes of determining any contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.


                                                       About Your Investment  51

BUYING SHARES

You may purchase shares of a fund by contacting the securities dealer or other financial services firm from whom you received this prospectus.

CLASS A SHARES

Public Offering Price. Including Sales Charge

                                                   Sales Charge
                                                   ------------
                                           As a % of           As a % of Net
 Amount of Purchase                     Offering Price        Amount Invested*
 ------------------                     --------------        ----------------
 Less than $50,000                           5.75%                 6.10%
 $50,000 but less than $100,000              4.50                  4.71%
 $100,000 but less than $250,000             3.50                  3.63%
 $250,000 but less than $500,000             2.60                  2.67%
 $500,000 but less than $1 million           2.00                  2.04%
 $1 million and over                         0.00**                0.00**

-----------
*    Rounded to the nearest one hundredth percent

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

NAV Purchases

Class A shares of a fund may be purchased at net asset value by:

o shareholders in connection with the investment or reinvestment of income and capital gain dividends

o a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees

o    any purchaser with Kemper Funds investment totals of at least $1,000,000

o unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs

o officers, trustees, directors, employees (including retirees) and sales representatives of a fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families, any trust, pension, profit-sharing or other benefit plan for only such persons

o persons who purchase shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm

o registered representatives and employees of broker-dealers having selling group agreements with Kemper Distributors any trust, pension, profit-sharing or other benefit plan for only such persons

o    officers, directors, and employees of service agents of the funds


52  About Your Investment

o members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et. al., Case No. 93 C 5231 (N.D.IL)

o selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to the funds pursuant to an agreement with Kemper Distributors or one of its affiliates

o certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with Kemper Distributors, for themselves or members of their families

o in connection with the acquisition of the assets of or merger or consolidation with another investment company

o shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families, any trust, pension, profit-sharing or other benefit plan for only such persons

o persons who purchase shares of the fund through Kemper Distributors as part of an automated billing and wage deduction program administered by RewardsPlus of America

o through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by Kemper Distributors, including a requirement that such shares be purchased for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services.

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of Class A shares purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of:

o redemptions under a fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account

o redemption of shares of a shareholder (including a registered joint owner) who has died


                                                       About Your Investment  53

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration)

o redemptions by a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district

o redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates

o redemptions of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the commission applicable to such Large Order NAV Purchase.

Rule 12b-1 Fee

None

Exchange Privilege

Class A shares may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange.

Class A shares purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Fund or a Money Market Fund without paying any contingent deferred sales charge. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed.

CLASS B SHARES

Public Offering Price

Net asset value per share without any sales charge at the time of purchase.

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

 Year of Redemption
 After Purchase:         First    Second    Third    Fourth    Fifth    Sixth
 -------------------------------------------------------------------------------
 Contingent Deferred
 Sales Charge:            4%        3%       3%        2%        2%      1%


54  About Your Investment

The contingent deferred sales charge will be waived:

o for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts)

o for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2

o    for redemptions made pursuant to a systematic withdrawal plan

o in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed

o in the event of the death of the shareholder (including a registered joint owner).

The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by Kemper Service Company, the Shareholder Service Agent:

o redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege)

o redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a fund

o redemptions in connection with distributions qualifying under the hardship provisions of the Code

o    redemptions representing returns of excess contributions to such plans.

Rule 12b-1 Fee

0.75%

Conversion Feature

Class B shares of a fund will automatically convert to Class A shares of the same fund six years after issuance on the basis of the relative net asset value per share. Shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

Exchange Privilege

Class B shares of a fund and Class B shares of most Kemper Funds may be exchanged for each other at their relative net asset values without a contingent deferred sales charge.


                                                       About Your Investment  55

CLASS C SHARES

Public Offering Price

Net asset value per share without any sales charge at the time of purchase.

Contingent Deferred Sales Charge

A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The contingent deferred sales charge will be waived in the event of:

o redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457

o redemptions by employer sponsored employee benefit plans (or their participants) using the subaccount record keeping system made available through the Shareholder Service Agent

o redemption of shares of a shareholder (including a registered joint owner) who has died

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration)

o redemptions under a fund's systematic withdrawal plan at a maximum of 10% per year of the net asset value of the account

o redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly

o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Rule 12b-1 Fee

0.75%

Conversion Feature

None

Exchange Privilege

Class C shares of a fund and Class C shares of most Kemper Funds may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge.


56  About Your Investment

SELLING AND EXCHANGING SHARES

General

Contact your securities dealer or other financial services firm to arrange for share redemptions or exchanges.

Any shareholder may require a fund to redeem his or her shares. When shares are held for the account of a shareholder by the funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557.

An exchange of shares entails the sale of fund shares and subsequent purchase of shares of another Kemper Fund.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1996 will be eligible for the second year's charge if redeemed on or after December 1, 1997. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Share certificates

When certificates for shares have been issued, they must be mailed to or deposited with Kemper Service Company, the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed. The redemption request and stock power must be signed exactly as the account is registered, including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Reinvestment privilege

Under certain circumstances, a shareholder who has redeemed Class A shares may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares. The reinvestment privilege may be terminated or modified at any time. The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption.


                                                       About Your Investment  57

DISTRIBUTIONS AND TAXES

Dividends and capital gains distributions

Each fund normally distributes dividends of net investment income as follows: annually for Kemper Aggressive Growth, Classic Growth, Growth, Small Cap, Technology and Value+Growth Funds; semi-annually for Kemper Blue Chip Fund; and quarterly for Kemper Total Return Fund. Each fund distributes any net realized short-term and long-term capital gains at least annually. The quarterly distribution to shareholders of Kemper Total Return Fund may include short-term capital gains.

Income and capital gain dividends, if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, except that, upon written request to Kemper Service Company, the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.   To receive income and capital gain dividends in cash.

Any dividends of a fund that are reinvested will normally be reinvested in shares of the same class of that same fund. However, upon written request to Kemper Service Company, the Shareholder Service Agent, you may choose to have dividends of a fund invested in shares of the same class of another Kemper Fund at the net asset value of that class and fund. To use this privilege, you must maintain a minimum account value of $1,000 in the fund distributing the dividends. The funds will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same fund unless you request that such policy not be applied to your account.

Distributions are generally taxable, whether received in cash or reinvested.

Taxes

Dividends representing net investment income and net short-term capital gains, if any, are taxable to you as ordinary income. Long-term capital gains distributions, if any, are taxable to you as long-term capital gains, regardless of how long you have owned your shares. Short-term capital gains and any other taxable income distributions are taxable to you as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, is taxable to you.

A sale or exchange of shares is a taxable event and may result in a capital gain or loss which may be long-term or short-term, generally depending on how long you owned the shares.


58  About Your Investment

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January are taxable to you as if paid on December 31 of the calendar year in which they were declared.

Each fund sends you detailed tax information about the amount and type of its distributions by January 31 of the following year.

Each fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the fund with your current taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any such withheld amounts may be credited against your U.S. federal income tax liability.

You may be subject to state, local and foreign taxes on fund distributions and dispositions of fund shares. You should consult your tax advisor regarding the particular tax consequences of an investment in a fund.

TRANSACTION INFORMATION

Share price

Scudder Fund Accounting Corporation determines the net asset value per share of the funds as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. eastern time, on each day the New York Stock Exchange is open for trading. Market prices are used to determine the value of the funds' assets. If market prices are not readily available for a security or if a security's price is not considered to be market indicative, that security may be valued by another method that the Board or its delegate believes accurately reflects fair value. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

The net asset value per share of each fund is the value of one share and is determined separately for each class by dividing the value of a fund's net assets attributable to that class, less all liabilities, by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a fund will generally be lower than that of the Class A shares of a fund because of the higher annual expenses borne by the Class B and Class C shares.

To the extent that a fund invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the fund does not price its shares. As a result, the net asset value per share of a fund may change at a time when shareholders are not able to purchase or redeem their shares.

Processing time

All requests to buy and sell shares that are received in good order by the funds' transfer agent by the close of regular trading on the New York Stock Exchange are executed at the net asset value per share calculated at the close of trading that day (subject to any applicable sales load or contingent deferred sales


                                                       About Your Investment  59
charge). Orders received by dealers or other financial services firms prior to the determination of net asset value and received by the funds' transfer agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Payment for shares you sell will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request. If you have share certificates, these must accompany your order in proper form for transfer. When you place an order to sell shares for which the fund may not yet have received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), the fund may delay transmittal of the proceeds until it has determined that collected funds have been received for the purchase of such shares. This may be up to 10 days from receipt by a fund of the purchase amount. The redemption of shares within certain time periods may be subject to contingent deferred sales charges, as noted above.

Signature guarantees

A signature guarantee is required unless you sell $50,000 or less worth of shares (prior to the imposition of any contingent deferred sales charge) and the proceeds are payable to the shareholder of record at the address of record. You can obtain a guarantee from most brokerage houses and financial institutions, although not from a notary public. The funds will normally send you the proceeds within one business day following your request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The funds and their transfer agent each reserves the right to reject purchases of fund shares (including exchanges) for any reason, including when there is evidence of a pattern of frequent purchases and sales made in response to short-term fluctuations in a fund's share price. The funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each fund may temporarily suspend the offering of its shares or a class of its shares to new investors. During the period of such suspension, persons who are already shareholders normally are permitted to continue to purchase additional shares and to have dividends reinvested.

Minimum balances

The minimum initial investment for each fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.


60  About Your Investment

Because of the high cost of maintaining small accounts, the funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through Kemper Service Company, the Shareholder Service Agent.

Third party transactions

If you buy and sell shares of a fund through a member of the National Association of Securities Dealers, Inc. (other than the funds' distributor, Kemper Distributors), that member may charge a fee for that service. This prospectus should be read in connection with such firms' material regarding their fees and services.

Redemption-in-kind

The funds reserve the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities ("redemption in kind"). These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


                                                       About Your Investment  61

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand the funds' or certain classes of a fund's financial performance for the periods reflected below. Certain information reflects financial results for a single fund share. The total return figures show what an investor in a fund (or certain classes of a fund) would have earned (or lost) assuming reinvestment of all dividends and distributions. This information, for all funds except Classic Growth Fund, has been audited by Ernst & Young LLP. With respect to Classic Growth Fund, this information has been audited by PricewaterhouseCoopers LLP. The reports of each of the auditors, along with the funds' financial statements, are included in the funds' annual report, which are available upon request by calling the Kemper Funds at 1-800-621-1048.

Kemper Aggressive Growth Fund

                                                                      December
                                                       Year ended   31, 1996 to
                                                        September    September
                                                           30,          30,
CLASS A                                                   1998         1997
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                     $12.60        9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                      (.02)       (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                 (1.05)       3.12
--------------------------------------------------------------------------------
Total from investment operations                          (1.07)       3.10
--------------------------------------------------------------------------------
Less distribution from net realized gain                    .55          --
--------------------------------------------------------------------------------
Net asset value, end of period                           $10.98       12.60
--------------------------------------------------------------------------------
Total return (not annualized)                             (8.67)%     32.63
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the Fund                              1.25%       1.49
--------------------------------------------------------------------------------
Net investment loss                                        (.42)%      (.35)
--------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
Expenses                                                   1.46%         --
--------------------------------------------------------------------------------
Net investment loss                                        (.63)%        --
--------------------------------------------------------------------------------


62  Financial Highlights

                                                                     December
                                                      Year ended   31, 1996 to
                                                       September    September
                                                          30,          30,
CLASS B                                                  1998         1997
-------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                    $12.52        9.50
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                     (.04)       (.08)
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                (1.10)       3.10
-------------------------------------------------------------------------------
Total from investment operations                         (1.14)       3.02
-------------------------------------------------------------------------------
Less distribution from net realized gain                   .55          --
-------------------------------------------------------------------------------
Net asset value, end of period                          $10.83       12.52
-------------------------------------------------------------------------------
Total return (not annualized)                            (9.30)%     31.79
-------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the Fund                             2.12%       2.41
-------------------------------------------------------------------------------
Net investment loss                                      (1.29)%     (1.27)
-------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
Expenses                                                  2.81%         --
-------------------------------------------------------------------------------
Net investment loss                                      (1.98)%        --
-------------------------------------------------------------------------------

                                                                      December
                                                       Year ended   31, 1996 to
                                                        September    September
                                                           30,          30,
 CLASS C                                                  1998         1997
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                      $12.53       9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                       (.04)      (.07)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                  (1.10)      3.10
--------------------------------------------------------------------------------
Total from investment operations                           (1.14)      3.03
--------------------------------------------------------------------------------
Less distribution from net realized gain                     .55         --
--------------------------------------------------------------------------------
Net asset value, end of period                            $10.84      12.53
--------------------------------------------------------------------------------
Total return (not annualized)                              (9.29)%    31.89
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the Fund                               2.10%      2.19
--------------------------------------------------------------------------------
Net investment loss                                        (1.27)%    (1.05)
--------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
Expenses                                                    2.76%        --
--------------------------------------------------------------------------------
Net investment loss                                        (1.93)%       --
--------------------------------------------------------------------------------

                                                                      December
                                                       Year ended   31, 1996 to
                                                        September    September
                                                           30,          30,
                                                          1998         1997
-------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period (in thousands)              $37,332       11,609
-------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                      190%          364
-------------------------------------------------------------------------------

Notes: Total return does not reflect the effect of any sales charges. Scudder Kemper agreed to temporarily waive certain operating expenses of the Fund during the year ended September 30, 1998. The Other Ratios to Average Net Assets are computed without this waiver.


                                                        Financial Highlights  63

Kemper Blue Chip Fund

                                                Year ended October 31,
CLASS A                              1998       1997      1996      1995      1994
-----------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of year                           $17.68      17.14     14.87     12.33     13.88
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                .11        .18       .22       .19       .19
-----------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                         1.17       3.70      3.45      2.57      (.71)
-----------------------------------------------------------------------------------
Total from investment
  operations                          1.28       3.88      3.67      2.76      (.52)
-----------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                    .16        .21       .20       .20       .19
-----------------------------------------------------------------------------------
  Distribution from net
  realized gain                       2.19       3.13      1.20       .02       .84
-----------------------------------------------------------------------------------
Total dividends                       2.35       3.34      1.40       .22      1.03
-----------------------------------------------------------------------------------
Net asset value, end of year        $16.61      17.68     17.14     14.87     12.33
-----------------------------------------------------------------------------------
Total return                          7.80%     26.78     26.72     22.74     (3.82)
-----------------------------------------------------------------------------------
Ratios to average net assets
Expenses                              1.29%      1.19      1.26      1.30      1.48
-----------------------------------------------------------------------------------
Net investment income                  .62%      1.07      1.40      1.47      1.50

                                                                             May 31
                                                                               to
                                                                            October
                                             Year ended October 31,            31,
CLASS B                              1998       1997      1996      1995      1994
----------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                        $17.61      17.09     14.82     12.29     12.30
----------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              (.03)       .04       .10       .09       .06
----------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                        1.17       3.67      3.45      2.56      (.01)
----------------------------------------------------------------------------------
Total from investment
  operations                         1.14       3.71      3.55      2.65       .05
----------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                   .01        .06       .08       .10       .06
----------------------------------------------------------------------------------
  Distribution from net
  realized gain                      2.19       3.13      1.20       .02        --
----------------------------------------------------------------------------------
Total dividends                      2.20       3.19      1.28       .12       .06
----------------------------------------------------------------------------------
Net asset value, end of
  period                           $16.55      17.61     17.09     14.82     12.29
----------------------------------------------------------------------------------
Total return (not
  annualized)                        6.96%     25.62     25.82     21.76       .42
----------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                             2.10%      2.06      2.08      2.06      2.43
----------------------------------------------------------------------------------
Net investment income                (.19)%      .20       .58       .71       .33
----------------------------------------------------------------------------------


64  Financial Highlights

                                                                             May 31 to
                                           Year ended October 31,           October 31,
CLASS C                               1998       1997      1996      1995      1994
---------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                         $17.69      17.15     14.88     12.32     12.30
---------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
  (loss)                              (.01)       .03       .10       .07       .09
---------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                         1.18       3.71      3.45      2.62      (.01)
---------------------------------------------------------------------------------------
Total from investment
  operations                          1.17       3.74      3.55      2.69       .08
---------------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                    .02        .07       .08       .11       .06
---------------------------------------------------------------------------------------
  Distribution from net
  realized gain                       2.19       3.13      1.20       .02        --
---------------------------------------------------------------------------------------
Total dividends                       2.21       3.20      1.28       .13       .06
---------------------------------------------------------------------------------------
Net asset value, end of period      $16.65      17.69     17.15     14.88     12.32
---------------------------------------------------------------------------------------
Total return (not
annualized)                           7.08%     25.71     25.75     22.04       .67
---------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                              2.03%      2.00      2.05      2.01      2.33
---------------------------------------------------------------------------------------
Net investment income
  (loss)                              (.12)%      .26       .61       .76       .43
---------------------------------------------------------------------------------------

                                                   Year ended October 31,
                                      1998       1997      1996      1995      1994
----------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of year
  (in thousands)                    $581,770    446,891   256,172   168,266   153,172
----------------------------------------------------------------------------------------
Portfolio turnover rate               157%        183        166      117       131
----------------------------------------------------------------------------------------

Note:  Total return does not reflect the effect of any sales charges.


                                                        Financial Highlights  65

Kemper Classic Growth Fund

                                                 For the period April 16, 1998
                                                   (commencement of sale of
                                                   Class A, B and C shares)
                                                      to August 31, 1998

                                                 CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Net asset value, beginning of period             $20.30     $20.30     $20.30
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      .01       (.05)      (.05)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                      (3.69)     (3.68)     (3.68)
--------------------------------------------------------------------------------
Total from investment operations                  (3.68)     (3.73)     (3.73)
--------------------------------------------------------------------------------
Net asset value, end of period                   $16.62     $16.57     $16.57
--------------------------------------------------------------------------------
Total return (%) (b) (c)                         (18.13)**  (18.37)**  (18.37)**
--------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period ($ millions)              7.2        5.9         .9
--------------------------------------------------------------------------------
Ratio of operating expenses, net, to
  average daily net assets (%)                     1.24*      2.12*      2.09*
--------------------------------------------------------------------------------
Ratio of operating expenses before
  expense reductions, to average
  daily net assets (%)                             1.74*      2.52*      3.00*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average daily net assets (%)                      .10*      (.79)*     (.73)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                        48.5       48.5       48.5
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return would have been lower had certain expenses not been reduced.

(c)  Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized


66 Financial Highlights

Kemper Growth Fund

                                                 Year ended September 30,
CLASS A                              1998       1997      1996      1995      1994
-----------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of year                           $15.47      17.21     16.07     12.93     15.33
-----------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)        (.01)        --       .12       .05       .01
-----------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                        (1.65)      2.61      2.74      3.27     (1.41)
-----------------------------------------------------------------------------------
Total from investment
  operations                         (1.66)      2.61      2.86      3.32     (1.40)
-----------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                     --         --       .04        --        --
-----------------------------------------------------------------------------------
Distribution from net
  realized gain                       2.09       4.35      1.68       .18      1.00
-----------------------------------------------------------------------------------
Total dividends                       2.09       4.35      1.72       .18      1.00
-----------------------------------------------------------------------------------
Net asset value, end of year        $11.72      15.47     17.21     16.07     12.93
-----------------------------------------------------------------------------------
Total return                        (11.78)%    19.97     19.62     26.07     (9.39)
-----------------------------------------------------------------------------------
Ratios to average net assets
Expenses                              1.04%      1.06      1.07      1.17      1.09
-----------------------------------------------------------------------------------
Net investment income (loss)          (.09)%      .07       .65       .43       .24
-----------------------------------------------------------------------------------

                                                                             May 31
                                                                               to
                                                                              Sept.
                                             Year ended September 30,          30,
CLASS B                              1998       1997      1996      1995      1994
-----------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                         $14.83      16.82     15.85     12.88     13.10
-----------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment loss                 (.16)      (.16)     (.09)     (.08)     (.03)
-----------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                        (1.55)      2.52      2.74      3.23      (.19)
-----------------------------------------------------------------------------------
Total from investment
  operations                         (1.71)      2.36      2.65      3.15      (.22)
-----------------------------------------------------------------------------------
Less distribution from net
  realized gain                       2.09       4.35      1.68       .18        --
-----------------------------------------------------------------------------------
Net asset value, end of
period                              $11.03      14.83     16.82     15.85     12.88
-----------------------------------------------------------------------------------
Total return (not
annualized)                         (12.73)%    18.68     18.47     24.83     (1.68)
-----------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                              2.14%      2.13      2.05      2.17      2.11
-----------------------------------------------------------------------------------
Net investment loss                  (1.19)%    (1.00)     (.33)     (.57)     (.76)
-----------------------------------------------------------------------------------


                                                        Financial Highlights  67

                                                                             May 31
                                                                               to
                                                                              Sept.
                                             Year ended September 30,          30,
CLASS C                              1998       1997      1996      1995      1994
-----------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                         $14.91      16.87     15.87     12.88     13.09
-----------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment loss                 (.14)      (.13)     (.06)     (.07)     (.02)
-----------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                        (1.55)      2.52      2.74      3.24      (.19)
-----------------------------------------------------------------------------------
Total from investment
  operations                         (1.69)      2.39      2.68      3.17      (.21)
-----------------------------------------------------------------------------------
Less distribution from net
  realized gain                       2.09       4.35      1.68       .18        --
-----------------------------------------------------------------------------------
Net asset value, end of
  period                            $11.13      14.91     16.87     15.87     12.88
-----------------------------------------------------------------------------------
Total return (not
  annualized)                       (12.50)%    18.87     18.65     24.99     (1.60)
-----------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                              1.98%      1.99      1.95      2.03      2.09
-----------------------------------------------------------------------------------
Net investment loss                  (1.03)%     (.86)     (.23)     (.43)     (.67)
-----------------------------------------------------------------------------------

                                                    Year ended September 30,
                                       1998        1997      1996        1995        1994
----------------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of year (in
  thousands)                         $2,209,521  2,827,565  2,738,303  2,503,301   2,255,977
----------------------------------------------------------------------------------------------
Portfolio turnover rate                 122%        201        150        67          115

Notes: Total return does not reflect the effect of any sales charges. Per share data for year ended September 30, 1998 were determined based on average shares outstanding.


68  Financial Highlights

Kemper Small Capitalization Equity Fund

                                                Year ended September 30,
CLASS A                               1998       1997      1996      1995      1994
-----------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of year                            $7.98       7.01      7.14      5.81      6.45
-----------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment loss                 (.03)      (.01)     (.02)     (.01)     (.01)
-----------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                        (1.84)      1.55       .94      1.68      (.27)
-----------------------------------------------------------------------------------
Total from investment
  operations                         (1.87)      1.54       .92      1.67      (.28)
-----------------------------------------------------------------------------------
Less distribution from net
  realized gain                        .81        .57      1.05       .34       .36
-----------------------------------------------------------------------------------
Net asset value, end of
  year                               $5.30       7.98      7.01      7.14      5.81
-----------------------------------------------------------------------------------
Total return                        (25.13)%    24.29     16.33     30.88     (4.31)
-----------------------------------------------------------------------------------
Ratios to average net assets
Expenses                               .90%       .90      1.08      1.14      1.34
-----------------------------------------------------------------------------------
Net investment loss                   (.38)%     (.20)     (.26)     (.18)     (.76)
-----------------------------------------------------------------------------------

                                                                              May 31,
                                                                             to Sept.
                                            Year ended September 30,            30,
CLASS B                               1998       1997      1996      1995      1994
-------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of  period                         $7.64       6.81      7.03      5.78      5.65
-------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment loss                 (.11)      (.10)     (.09)     (.07)     (.02)
-------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                        (1.74)      1.50       .92      1.66       .15
-------------------------------------------------------------------------------------
Total from investment
  operations                         (1.85)      1.40       .83      1.59       .13
-------------------------------------------------------------------------------------
Less distribution from net
  realized gain                        .81        .57      1.05       .34        --
-------------------------------------------------------------------------------------
Net asset value, end of
  period                             $4.98       7.64      6.81      7.03      5.78
-------------------------------------------------------------------------------------
Total return (not
  annualized)                       (26.06)%    22.83     15.13     29.59      2.30
-------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                              2.14%      2.14      2.15      2.17      2.29
-------------------------------------------------------------------------------------
Net investment loss                  (1.62)%    (1.44)    (1.33)    (1.21)    (1.38)
-------------------------------------------------------------------------------------


                                                        Financial Highlights  69

                                                                             May 31,
                                                                             to Sept.
                                            Year ended September 30,           30,
CLASS C                              1998       1997      1996      1995      1994
-----------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                          $7.63       6.80      7.02      5.77      5.65
-----------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment loss                 (.14)      (.09)     (.09)     (.07)     (.03)
-----------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                        (1.68)      1.49       .92      1.66       .15
-----------------------------------------------------------------------------------
Total from investment
  operations                         (1.82)      1.40       .83      1.59       .12
-----------------------------------------------------------------------------------
Less distribution from net
  realized gain                        .81        .57      1.05       .34        --
-----------------------------------------------------------------------------------
Net asset value, end of
  period                             $5.00       7.63      6.80      7.02      5.77
-----------------------------------------------------------------------------------
Total return (not
  annualized)                       (25.65)%    22.87     15.16     29.65      2.12
-----------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                              2.06%      1.95      2.15      2.10      2.10
-----------------------------------------------------------------------------------
Net investment loss                  (1.54)%    (1.25)    (1.33)    (1.14)    (1.21)
-----------------------------------------------------------------------------------

                                                      Year ended September 30,
                                        1998         1997       1996       1995          1994
------------------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of year (in
  thousands)                          $718,349    1,095,478    934,075    839,905       631,607
------------------------------------------------------------------------------------------------
Portfolio turnover rate                   86%        102         85         102           58
------------------------------------------------------------------------------------------------

Notes: Total return does not reflect the effect of any sales charges. Per share data for the year ended September 30, 1996 were determined based on average shares outstanding.


70  Financial Highlights

Kemper Technology Fund

                                                Year ended October 31,
CLASS A                              1998       1997      1996      1995      1994
-----------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of year                           $13.13      13.16     14.63     11.50     10.68
-----------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment loss                 (.04)      (.06)     (.08)     (.03)       --
-----------------------------------------------------------------------------------
  Net realized and unrealized
  gain                                 .82       2.14       .74      4.66      1.49
-----------------------------------------------------------------------------------
Total from investment
  operations                           .78       2.08       .66      4.63      1.49
-----------------------------------------------------------------------------------
Less distribution from net
  realized gain                       2.14       2.11      2.13      1.50       .67
-----------------------------------------------------------------------------------
Net asset value, end of
  year                              $11.77      13.13     13.16     14.63     11.50
-----------------------------------------------------------------------------------
Total return                          8.21%     17.11      7.83     47.30     14.95
-----------------------------------------------------------------------------------
Ratios to average net assets
Expenses                               .92%       .89       .89       .88       .89
-----------------------------------------------------------------------------------
Net investment income (loss)           .37%      (.42)     (.62)     (.23)      .05
-----------------------------------------------------------------------------------

                                                                              May 31
                                                                                to
                                                                             October
                                               Year ended October 31,           31,
CLASS B                              1998       1997      1996      1995      1994
-------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                         $12.54      12.77     14.39     11.45      9.99
-------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment loss                 (.14)      (.18)     (.19)     (.15)     (.05)
-------------------------------------------------------------------------------------
  Net realized and unrealized
  gain                                 .77       2.06       .70      4.59      1.51
-------------------------------------------------------------------------------------
Total from investment
  operations                           .63       1.88       .51      4.44      1.46
-------------------------------------------------------------------------------------
Less distribution from net
  realized gain                       2.14       2.11      2.13      1.50        --
-------------------------------------------------------------------------------------
Net asset value, end of
  period                            $11.03      12.54     12.77     14.39     11.45
-------------------------------------------------------------------------------------
Total return (not annualized)         7.24%     15.91      6.76     45.65     14.61
-------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                              1.85%      1.85      1.87      1.82      1.99
-------------------------------------------------------------------------------------
Net investment loss                  (1.30)%    (1.38)    (1.60)    (1.17)    (1.08)
-------------------------------------------------------------------------------------


                                                        Financial Highlights  71

                                                                              May 31
                                                                                to
                                                                             October
                                               Year ended October 31,           31,
CLASS C                               1998       1997      1996      1995      1994
-------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                         $12.64      12.85     14.45     11.45      9.99
-------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment loss                 (.14)      (.17)     (.18)     (.15)     (.05)
-------------------------------------------------------------------------------------
  Net realized and unrealized
  gain                                 .81       2.07       .71      4.65      1.51
-------------------------------------------------------------------------------------
Total from investment
  operations                           .67       1.90       .53      4.50      1.46
-------------------------------------------------------------------------------------
Less distribution from net
  realized gain                       2.14       2.11      2.13      1.50        --
-------------------------------------------------------------------------------------
Net asset value, end of
  period                            $11.17      12.64     12.85     14.45     11.45
-------------------------------------------------------------------------------------
Total return (not annualized)         7.57%     15.98      6.88     46.23     14.61
-------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                              1.81%      1.82      1.82      1.76      1.83
-------------------------------------------------------------------------------------
Net investment loss                  (1.26)%    (1.35)    (1.55)    (1.11)     (.92)
-------------------------------------------------------------------------------------

                                                             Year ended October 31,
                                            1998        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of year
  (in thousands)                         $1,247,991   1,209,723   1,062,813   1,017,955    713,654
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                      146%        192         121         105          81
----------------------------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Per share data for 1995 through 1998 were determined based on average shares outstanding.


72  Financial Highlights

Kemper Total Return Fund

                                                 Year ended October 31,
CLASS A                              1998       1997      1996      1995      1994
-----------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of year                           $11.34      11.28     10.60      9.10     11.23
-----------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                .29        .31       .28       .29       .19
-----------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                          .77       1.57      1.24      1.46     (1.01)
-----------------------------------------------------------------------------------
Total from investment
  operations                          1.06       1.88      1.52      1.75      (.82)
-----------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                    .31        .33       .34       .25       .23
-----------------------------------------------------------------------------------
  Distribution from net
  realized gain                       1.55       1.49       .50        --      1.08
-----------------------------------------------------------------------------------
Total dividends                       1.86       1.82       .84       .25      1.31
-----------------------------------------------------------------------------------
Net asset value, end of
  year                              $10.54      11.34     11.28     10.60      9.10
-----------------------------------------------------------------------------------
Total return                         10.47%     18.95     15.34     19.46     (7.92)
-----------------------------------------------------------------------------------
Ratios to average net assets
Expenses                              1.01%      1.01      1.05      1.12      1.13
-----------------------------------------------------------------------------------
Net investment income                 2.75%      2.92      2.76      3.00      2.34
-----------------------------------------------------------------------------------

                                                                              May 31
                                                                                to
                                                                             October
                                                Year ended October 31,          31,
CLASS B                               1998       1997      1996      1995      1994
-------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                         $11.33      11.27     10.59      9.09      9.24
-------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                .19        .22       .19       .20       .06
-------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                          .75       1.55      1.23      1.46      (.16)
-------------------------------------------------------------------------------------
Total from investment
  operations                           .94       1.77      1.42      1.66      (.10)
-------------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                    .20        .22       .24       .16       .05
-------------------------------------------------------------------------------------
  Distribution from net
  realized gain                       1.55       1.49       .50        --        --
-------------------------------------------------------------------------------------
Total dividends                       1.75       1.71       .74       .16       .05
-------------------------------------------------------------------------------------
Net asset value, end of
  period                            $10.52      11.33     11.27     10.59      9.09
-------------------------------------------------------------------------------------
Total return (not
  annualized)                         9.30%     17.86     14.28     18.42     (1.06)
-------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                              2.01%      1.95      1.99      2.05      2.03
-------------------------------------------------------------------------------------
Net investment income                 1.75%      1.98      1.82      2.07      1.57
-------------------------------------------------------------------------------------


                                                         Financial Highlights 73

                                                                             May 31 to
                                                Year ended October 31,      October 31,
CLASS C                               1998       1997      1996      1995      1994
---------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                         $11.34      11.28     10.61      9.09      9.24
---------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                .20        .22       .20       .21       .06
---------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                          .77       1.56      1.22      1.48      (.16)
---------------------------------------------------------------------------------------
Total from investment
  operations                           .97       1.78      1.42      1.69      (.10)
---------------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                    .22        .23       .25       .17       .05
---------------------------------------------------------------------------------------
  Distribution from net
  realized gain                       1.55       1.49       .50        --        --
---------------------------------------------------------------------------------------
Total dividends                       1.77       1.72       .75       .17       .05
---------------------------------------------------------------------------------------
Net asset value, end of
  period                            $10.54      11.34     11.28     10.61      9.09
---------------------------------------------------------------------------------------
Total return (not annualized)         9.50%     17.92     14.31     18.76     (1.05)
---------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                              1.90%      1.90      1.89      1.86      2.00
---------------------------------------------------------------------------------------
Net investment income                 1.86%      2.03      1.92      2.26      1.60
---------------------------------------------------------------------------------------

                                                          Year ended October 31,
                                         1998         1997      1996         1995      1994
------------------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of year
  (in thousands)                      $3,321,254   3,241,383  3,020,798   2,926,542  2,864,322
------------------------------------------------------------------------------------------------
Portfolio turnover rate                    80%        122         85         142        121
------------------------------------------------------------------------------------------------

Note:  Total return does not reflect the effect of any sales charges.


74  Financial Highlights

Kemper Value+Growth Fund

                                                                              October
                                                                               16 to
                                                                              November
                                                  Year ended November 30,        30,
CLASS A                                         1998       1997      1996       1995
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period          $14.62      12.95     10.02      9.50
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .01        .02       .05       .02
--------------------------------------------------------------------------------------
  Net realized and unrealized gain              1.69       2.48      2.88       .50
--------------------------------------------------------------------------------------
Total from investment operations                1.70       2.50      2.93       .52
--------------------------------------------------------------------------------------
Less distribution from net realized
  gain                                           .50        .83        --        --
--------------------------------------------------------------------------------------
Net asset value, end of period                $15.82      14.62     12.95     10.02
--------------------------------------------------------------------------------------
Total return (not annualized)                  12.06%     20.83     29.24      5.47
--------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized) (a)
Expenses                                        1.42%      1.41      1.47      1.35
--------------------------------------------------------------------------------------
Net investment income                            .22%       .35       .43      2.25
--------------------------------------------------------------------------------------

                                                                                   October
                                                                                    16 to
                                                                                   November
                                                      Year ended November 30,         30,
CLASS B                                            1998        1997       1996       1995
-------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period             $14.37       12.83      10.02       9.50
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (.07)       (.07)      (.04)       .02
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain                 1.60        2.44       2.85        .50
-------------------------------------------------------------------------------------------
Total from investment operations                   1.53        2.37       2.81        .52
-------------------------------------------------------------------------------------------
Less distribution from net realized
  gain                                              .50         .83         --         --
-------------------------------------------------------------------------------------------
Net asset value, end of period                   $15.40       14.37      12.83      10.02
-------------------------------------------------------------------------------------------
Total return (not annualized)                     11.06%      19.96      28.04       5.47
-------------------------------------------------------------------------------------------
Ratios to average net assets (annualized) (a)
Expenses                                           2.27%       2.27       2.27       2.10
-------------------------------------------------------------------------------------------
Net investment income (loss)                       (.63)%      (.51)      (.37)      1.50
-------------------------------------------------------------------------------------------


                                                        Financial Highlights  75

                                                                                  October
                                                                                   16 to
                                                                                  November
                                                    Year ended November 30,          30,
CLASS C                                          1998        1997       1996        1995
------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period            $14.37       12.84      10.01       9.50
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (.04)       (.05)      (.04)       .01
------------------------------------------------------------------------------------------
  Net realized and unrealized gain                1.57        2.41       2.87        .50
------------------------------------------------------------------------------------------
Total from investment operations                  1.53        2.36       2.83        .51
------------------------------------------------------------------------------------------
Less distribution from net realized gain           .50         .83         --         --
------------------------------------------------------------------------------------------
Net asset value, end of period                  $15.40       14.37      12.84      10.01
------------------------------------------------------------------------------------------
Total return (not annualized)                    11.06%      19.86      28.27       5.37
------------------------------------------------------------------------------------------
Ratios to average net assets (annualized)(a)
Expenses                                          2.16%       2.15       2.22       2.07
------------------------------------------------------------------------------------------
Net investment income (loss)                      (.52)%      (.39)      (.32)      1.53
------------------------------------------------------------------------------------------

                                                                                October
                                                                                 16 to
                                                                                November
                                                 Year ended November 30,          30,
                                               1998        1997       1996       1995
----------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period
  (in thousands)                             $144,791     97,741     39,092     5,851
----------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)            92%         56         82         --

Note:  Total return does not reflect the effect of any sales charges.

(a) Scudder Kemper Investments, Inc. agreed to temporarily waive certain operating expenses of the fund during the fiscal years ended November 30, 1997 and 1996. Absent this waiver, the ratios of expenses to average net assets would have increased and the ratios of net investment income to average net assets would have decreased by the following amounts: for the year ended November 30, 1997, 0.05% for Class B and 0.01% for Class C; for the year ended November 30, 1996, 0.12% for Class A, 0.17% for Class B and 0.13% for Class C.


76  Financial Highlights

Additional information about the funds may be found in the Statement of Additional Information, the Shareholder Services Guide and in shareholder reports. Shareholder inquiries may be made by calling Kemper at the toll-free telephone number listed below. The Statement of Additional Information contains more information on fund investments and operations. The Shareholder Services Guide contains more information about purchases and sales of fund shares. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the funds' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:

--------------------------------------------------------------------------------
By Phone        Call Kemper at: 1-800-621-1048
--------------------------------------------------------------------------------
By Mail         Kemper Distributors, Inc.
                222 South Riverside Plaza
                Chicago, IL 60606-5808

                or

                Public Reference Section
                Securities and Exchange Commission
                Washington, D.C. 20549-6009

                (a duplication fee is charged)
--------------------------------------------------------------------------------
In Person       Public Reference Room
                Securities and Exchange Commission
                Washington, D.C.

                (Call 1-800-SEC-0330
                for more information.)
--------------------------------------------------------------------------------
By Internet     http://www.sec.gov
                http://www.kemper.com
--------------------------------------------------------------------------------

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file numbers:

 Kemper Aggressive Growth Fund                     811-07855
 Kemper Blue Chip Fund                             811-5357
 Kemper Classic Growth Fund                        811-43
 Kemper Growth Fund                                811-1365
 Kemper Small Capitalization Equity Fund           811-1702
 Kemper Technology Fund                            811-0547
 Kemper Total Return Fund                          811-1236
 Kemper Value+Growth Fund                          811-7331

--------------------
[LOGO] PRINTED WITH                 [RECYCLE LOGO]  Printed on recycled paper
       SOYINK
--------------------

                               KEMPER EQUITY FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1999


            Kemper Aggressive Growth Fund ("Aggressive Growth Fund")
                    Kemper Blue Chip Fund ("Blue Chip Fund")
                       Kemper Growth Fund ("Growth Fund")
           Kemper Small Capitalization Equity Fund ("Small Cap Fund")
                   Kemper Technology Fund ("Technology Fund")
                 Kemper Total Return Fund ("Total Return Fund")
               Kemper Value Plus Growth Fund ("Value+Growth Fund")
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048


   This Statement of Additional Information is not a prospectus. It is the combined Statement of Additional Information for each of the funds (the "Funds") listed above. It should be read in conjunction with the combined prospectus of the Funds dated February 1, 1999. The prospectus may be obtained without charge from the Funds and is also available along with other related materials on the SEC's Internet web site (http://www.sec.gov).

                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS....................................................2
INVESTMENT POLICIES AND TECHNIQUES.........................................10
PORTFOLIO TRANSACTIONS.....................................................19
INVESTMENT MANAGER AND UNDERWRITER.........................................20
PURCHASE, REPURCHASE AND REDEMPTION OF SHARES..............................29
DIVIDENDS AND TAXES........................................................41
PERFORMANCE................................................................47
OFFICERS AND BOARD MEMBERS.................................................66
SHAREHOLDER RIGHTS.........................................................72
APPENDIX--RATINGS OF FIXED INCOME INVESTMENTS..............................74


The financial statements appearing in each Fund's 1998 Annual Report to Shareholders are incorporated herein by reference. The Annual Reports for each of the Funds accompanies this document.

KEF-13 2/99

printed on recycled paper

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, (the "1940 Act") this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.


The Aggressive Growth Fund has elected to be classified as a non-diversified open-end investment fund. The Blue Chip Fund, Growth Fund, Small Cap Fund, Technology Fund, Total Return Fund and Value+Growth Fund have elected to be classified as diversified open-end investment funds.

Each Fund may not, as a fundamental policy:




1. Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.



3. Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. Purchase physical commodities or contracts relating to physical commodities.

5. Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

6. Issue senior securities except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


7. Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation.


Each Fund has adopted the following non-fundamental restrictions, which may be changed by the Board without shareholder approval.

The Aggressive Growth Fund may not, as a non-fundamental policy:


      i. Invest for the purpose of exercising control or management of another issuer.

      ii. Purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate. Any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets.

      iii.  Invest more than 15% of its net assets in illiquid securities.

      iv. Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

      v. With respect to 50% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

      vi. Invest more than 25% of its total assets in a single issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities), except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

      vii. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

      viii. Pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings permitted by restriction number 5 above. (The collateral arrangements with respect to options, financial futures, foreign currency transactions and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

      ix. Purchase more than 10% of any class of voting securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

      x. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.


The Blue Chip Fund may not, as a non-fundamental policy,

The Fund did not borrow money as permitted by its fundamental investment restriction number in the latest fiscal year and it has no present intention of borrowing during the current year:


      i. Invest for the purpose of exercising control or management of another issuer.

      ii. Purchase securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

      iii.  Invest more than 15% of its net assets in illiquid securities.

      iv. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

      v. Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction number (4) above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

      vi. Purchase more than 10% of any class of voting securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

      vii. Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

      viii. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

      ix. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.


The Growth Fund and the Value+Growth Fund,

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Growth Fund did not borrow money as permitted by its fundamental investment restriction number in the latest fiscal year and neither Fund has a present intention of borrowing during the current year:

      i. Invest for the purpose of exercising control or management of another issuer.

      ii. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

      iii.  Invest more than 15% of its net assets in illiquid securities.

      iv. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

      v. Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

      vi. Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

      vii. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.


The Small Cap Fund may not

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by its fundamental nvestment restriction number in the latest fiscal year and it has no present intention of borrowing during the current year:


      i. Invest for the purpose of exercising control or management of another issuer.

      ii. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

      iii.  Invest more than 15% of its net assets in illiquid securities.

      iv. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

      v. Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

      vi. Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

      vii. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.


The Technology Fund may not,

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Technology Fund did not borrow money as permitted by its fundamental investment restriction number in the latest fiscal year and has no present intention of borrowing during the current year:


      i. Invest for the purpose of exercising control or management of another issuer.

      ii. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by it,
            (ii) 5% of its total assets would be invested in any one such company, and (iii) 10% of total assets would be invested in such securities.

      iii.  Invest more than 15% of its net assets in illiquid securities.

      iv. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

      v. Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

      vi. Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

      vii. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.


The Total Return Fund may not,

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by is fundamental investment restriction number in the latest fiscal year and it has no present intention of borrowing during the current year:


      i. Invest for the purpose of exercising control or management of another issuer.

      ii. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

      iii.  Invest more than 15% of its net assets in illiquid securities.

      iv. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

      v. Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction number (4) above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

      vi. Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

      vii. Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

      viii. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

Master/feeder fund structure. The Board of Trustees of [each/the]
Fund[s] has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES


GENERAL. Each Fund may engage in options transactions and may engage in financial futures transactions in accordance with its respective investment objectives and policies. The Blue Chip, Growth, Small Cap, Total Return and Value+Growth Funds each may invest in put and call options but may not write
(sell) options. The Aggressive Growth and Technology Funds may write (sell) covered call options and secured put options and may purchase put and call options. Each such Fund intends to engage in such transactions if it appears to the investment manager to be advantageous for the Fund to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.


When a defensive position is deemed advisable, all or a significant portion of each Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.

SPECIAL RISK FACTORS


Non-Diversified. The 1940 Act classifies investment companies as either "diversified" or "non-diversified." All of the Funds, except the Aggressive Growth Fund, are diversified funds under the 1940 Act. As a non-diversified fund, the Aggressive Growth Fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, the Aggressive Growth Fund will comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. Accordingly, the Aggressive Growth Fund will not, as a non-fundamental policy: (i) purchase more than 10% of any class of voting securities of any issuer; (ii) with respect to 50% of its total assets, purchase securities of any issuer (other than U.S. Government Securities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer; and (iii) invest more than 25% of its total assets in a single issuer (other than U.S. Government Securities). The Aggressive Growth Fund does not currently expect that it would invest more than 10% of its total assets in a single issuer (other than U.S. Government Securities).


OTHER CONSIDERATIONS-HIGH YIELD (HIGH RISK) BONDS. The Total Return Fund may invest a portion of its assets in fixed income securities that are in the lower rating categories of recognized rating agencies or are non-rated. These lower rated or non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated bonds may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect the Fund's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these assets.

Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently with similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Additional information concerning high yield securities appears under "Appendix--Ratings of Fixed Income Investments."

Foreign Securities. The Funds invest primarily in securities that are publicly traded in the United States; but, they have discretion to invest a portion of their assets in foreign securities that are traded principally in securities markets outside the United States. The Funds may also invest without limit in U.S. Dollar denominated American Depository Receipts ("ADRs"), which are bought and sold in the United States. In connection with their foreign securities investments, the Funds may, to a limited extent, engage in foreign currency exchange, options and futures transactions as a hedge and not for speculation. Additional information concerning foreign securities and related techniques is contained under "Additional Investment Information."

Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

Emerging Markets. While each Fund's investments in foreign securities will be principally in developed countries, a Fund may make investments in developing or "emerging" countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade. Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from a Fund's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. At such times a Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

Fixed Income. Since most foreign fixed income securities are not rated, a Fund (principally the Total Return Fund) will invest in foreign fixed income securities based on the investment manager's analysis without relying on published ratings. Since such investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of a Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and

(c) changes in the relative values of the currencies in which a Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund's investments in foreign fixed income securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Many of the foreign fixed income obligations in which a Fund will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to other debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund. A significant portion of the sovereign debt in which a Fund may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatization will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Depository Receipts. For many foreign securities, there are U.S. Dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. The Funds may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

Derivatives. In addition to options, financial futures and foreign currency transactions, consistent with its objective, each Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency ("derivatives"). Derivatives are most often used in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives.

The types of derivatives used by each Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.


      Options on Securities. The Aggressive Growth and Technology Funds may write (sell) "covered" call options on securities as long as the Fund owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. The Aggressive Growth and Technology Funds may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write (for the Technology Funds) or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.


During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the eligible securities that have been segregated. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the eligible securities that have been segregated.


      Exchange-Listed Options. The Funds may deal in exchange-listed options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.


With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


      Over the Counter Options. The Funds may also deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.


A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Funds understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The investment manager disagrees with this position and has found the dealers with which it engages in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Funds' portfolios. A brief description of such procedures is set forth below.


A Fund will only engage in OTC options transactions with dealers that have been specifically approved by the investment manager pursuant to procedures adopted by the Fund's Board of Trustees. The investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to a Fund. The investment manager will monitor the credit-worthiness of the approved dealers on an ongoing basis. A Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus (for the Aggressive Growth and Technology Funds) a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

The Aggressive Growth and Technology Funds anticipate entering into agreements with dealers to which the Fund sells OTC options. Under these agreements either Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow either Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

      Options on Securities Indices. The Blue Chip, Growth, Small Cap, Total Return and Value+Growth Funds may purchase, and the Aggressive Growthand Technology Funds may purchase and write, call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When the Aggressive Growth or Technology Fund writes an option on a securities index, it will segregate, and mark-to-market, eligible securities to the extent required by applicable regulations. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.


A Fund may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.


      Financial Futures Contracts. The Funds may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.


      Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor. FOREIGN CURRENCY OPTIONS. The Funds may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.


A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.


      Foreign Currency Futures Transactions. As part of their financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.


Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.


      Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. A Fund will not speculate in foreign currency exchange.


If a Fund retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result should the value of such currency increase. A Fund may have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Fund expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

A Fund will not enter into forward contracts or maintain a net exposure in such contracts when the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. A Fund segregates eligible securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. A Fund generally does not enter into a forward contract with a term longer than one year.


Regulatory Restrictions. To the extent required to comply with applicable regulation, when purchasing a futures contract, writing a put option or entering into a forward currency exchange purchase, a Fund will maintain eligible securities in a segregated account. A Fund will use cover in connection with selling a futures contract. A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities that the Fund holds or intends to purchase.


SHORT SALES AGAINST-THE-BOX. The Aggressive Growth, and Blue Chip Funds may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which a Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales.

Each Fund does not currently intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

REPURCHASE AGREEMENTS. A Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. No Fund currently intends to invest more than 5% of its net assets in repurchase agreements during the current year.

PORTFOLIO TRANSACTIONS

Brokerage


Allocation of brokerage is supervised by the Adviser.

The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Funds' purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The AdvisorAdviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution of services and the receipt of research, market or statistical information. The Adviser may place orders with broker/dealers on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker-dealer and a subsidiary of the Adviser; the Distributor will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Funds for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Adviser, it is the opinion of the AdvisorAdviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the AdvisorAdviser in providing services to clients other than a Fund, and not all such information is used by the Adviser in connection with a Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

Each Fund's Board members review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.


Each Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective.


Brokerage Commissions


The table below shows total brokerage commissions paid by each Fund for the last three fiscal years and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.


                               Allocated to Firms
                               Based on Research
Fund            Fiscal 1998      in Fiscal 1998     Fiscal 1997      Fiscal 1996
----            -----------      --------------     -----------      -----------

Aggressive                                            $    27,000*    $     N.A.
Blue Chip                                             $ 2,664,000     $1,661,000
Growth                                                $11,676,000     $9,535,000
Small Cap                                             $ 6,618,000     $6,362,000
Technology                                            $ 3,329,000     $4,438,000
Total Return                                          $ 7,170,000     $6,335,000
Value+Growth                                          $   142,000     $   66,000


*  For the period December 31, 1996 to September 30, 1997.

INVESTMENT MANAGER AND UNDERWRITER


INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper" or "the Adviser"), 345 Park Avenue, New York, New York, is each Fund's investment manager. Scudder Kemper is approximately 70% owned by Zurich Financial Services, a newly formed global insurance and financial services company. The balance of the Adviser is owned by its officers and employees. Pursuant to investment management agreements, Scudder Kemper acts as each Fund's investment advisorAdviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of a Fund if elected to such positions. Each investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are affiliated with officers or employees of Scudder Kemper), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records related thereto, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the SEC, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states.


The investment management agreements provide that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

Each Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and by the shareholders of the Fund subject thereto or the Board of Trustees. Each Fund's investment management agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of the Fund subject thereto, and will terminate automatically upon assignment. If additional Funds become subject to an investment management agreement, the provisions concerning continuation, amendment and termination shall be on a Fund by Fund basis. Additional Funds may be subject to a different agreement.

Responsibility for overall management of each Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by Scudder Kemper. The investment management agreements provide that Scudder Kemper shall act as each Fund's investment Adviser, manage its investments and provide it with various services and facilities.

On December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and the former investment manager to each Fund, and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.


On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, each Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and will be submitted for shareholder approval at a special meeting currently scheduled to conclude in December 1998.

The Funds (other than the Aggressive Growth Fund and the Small Cap Fund) pay Scudder Kemper investment management fees, payable monthly, at 1/12 of the annual rates shown below. The Aggressive Growth Fund and the Small Cap Fund each pay a base annual management fee, payable monthly, at the annual rate of 0.65% of the average daily net assets of the Fund. This base fee is subject to upward or downward adjustment on the basis of the investment performance of the Class A shares of the Fund compared with the performance of the Standard & Poor's 500 Stock Index as described herein. After the effect of the adjustment, the management fee rate for the Aggressive Growth Fund may range between 0.45% and 0.85% and the management fee rate for the Small Cap Fund may range between 0.35% and 0.95%.


                                                      Blue Chip,
                                                        Growth,
                                                      Technology
                                                       and Total      Value+
                                                        Return        Growth
Average Daily Net Assets                                 Funds         Fund
------------------------                                 -----         ----

$0 - $250 million                                         0.58%         0.72%
$250 million - $1 billion                                 0.55          0.69
$1 billion - $2.5 billion                                 0.53          0.66
$2.5 billion - $5 billion                                 0.51          0.64
$5 billion - $7.5 billion                                 0.48          0.60
$7.5 billion - $10 billion                                0.46          0.58
$10 billion - $12.5 billion                               0.44          0.56
Over $12.5 billion                                        0.42          0.54


The Small Cap Fund pays a base annual investment management fee, payable monthly, at the rate of 0.65% of the average daily net assets of the Fund. This base fee is subject to upward or downward adjustment on the basis of the investment performance of the Class A shares of the Fund as compared with the performance of the Standard & Poor's 500 Stock Index (the "Index"). The Small Cap Fund will pay an additional monthly fee at an annual rate of 0.05% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund exceeds that of the Index for the immediately preceding twelve months; provided that such additional monthly fee shall not exceed 1/12 of 0.30% of the average daily net assets. Conversely, the compensation payable by the Small Cap Fund will be reduced by an annual rate of 0.05% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund falls below that of the Index, provided that such reduction in the monthly fee shall not exceed 1/12 of 0.30% of the average net assets. The total fee on an annual basis can range from 0.35% to 0.95% of average daily net assets. The Small Cap Fund's investment performance during any twelve month period is measured by the percentage difference between (a) the opening net asset value of one Class A share of the Fund and (b) the sum of the closing net asset value of one Class A share of the Fund plus the value of any income and capital gain dividends on such share during the period treated as if reinvested in Class A shares of the Fund at the time of distribution. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the twelve month period with cash distributions on the securities which comprise the Index being treated as reinvested in the Index at the end of each month following the payment of the dividend. Each monthly calculation of the incentive portion of the fee may be illustrated as follows: if over the preceding twelve month period the Small Cap Fund's adjusted net asset value applicable to one Class A share went from $10.00 to $11.00 (10% appreciation), and the Index, after adjustment, went from 100 to 104 (or only 4%), the entire incentive compensation would have been earned by Scudder Kemper. On the other hand, if the Index rose from 100 to 110 (10%), no incentive fee would have been payable. A rise in the Index from 100 to 116 (16%) would have resulted in the minimum monthly fee of 1/12 of 0.35%. Since the computation is not cumulative from year to year, an additional management fee may be payable with respect to a particular year, although the Small Cap Fund's performance over some longer period of time may be less favorable than that of the Index. Conversely, a lower management fee may be payable in a year in which the performance of the Fund's Class A shares' is less favorable than that of the Index, although the performance of the Fund's Class A shares over a longer period of time might be better than that of the Index.

The Aggressive Growth Fund pays a base annual investment management fee, payable monthly, at the rate of 0.65 of 1% of the average daily net assets of the Fund. This base fee is subject to upward or downward adjustment on the basis of the investment performance of the Class A shares of the Fund as compared with the performance of the Standard & Poor's 500 Stock Index (the "Index"). The Aggressive Growth Fund will pay an additional monthly fee at an annual rate of 0.02% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund exceeds that of the Index for the immediately preceding twelve months; provided that such additional monthly fee shall not exceed 1/12 of 0.20% of the average daily net assets. Conversely, the compensation payable by the Aggressive Growth Fund will be reduced by an annual rate of 0.02% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund falls below that of the Index, provided that such reduction in the monthly fee shall not exceed 1/12 of 0.20% of the average net assets. The total fee on an annual basis can range from 0.45% to 0.85% of average daily net assets. The Aggressive Growth Fund's investment performance during any twelve month period is measured by the percentage difference between
(a) the opening net asset value of one Class A share of the Fund and (b) the sum of the closing net asset value of one Class A share of the Fund plus the value of any income and capital gain dividends on such share during the period treated as if reinvested in Class A shares of the Fund at the time of distribution. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the twelve month period with cash distributions on the securities which comprise the Index being treated as reinvested in the Index at the end of each month following the payment of the dividend. Each monthly calculation of the incentive portion of the fee may be illustrated as follows: if over the preceding twelve month period the Aggressive Growth Fund's adjusted net asset value applicable to one Class A share went from $10.00 to $11.50 (15% appreciation), and the Index, after adjustment, went from 100 to 104 (or only 4%), the entire incentive compensation would have been earned by Scudder Kemper. On the other hand, if the Index rose from 100 to 115 (15%), no incentive fee would have been payable. A rise in the Index from 100 to 125 (25%) would have resulted in the minimum monthly fee of 1/12 of 0.45%. Since the computation is not cumulative from year to year, an additional management fee may be payable with respect to a particular year, although the Aggressive Growth Fund's performance over some longer period of time may be less favorable than that of the Index. Conversely, a lower management fee may be payable in a year in which the performance of the Fund's Class A shares is less favorable than that of the Index, although the performance of the Fund's Class A shares over a longer period of time might be better than that of the Index.

The investment management fees paid by each Fund for its last three fiscal years are shown in the table below.


Fund                Fiscal 1998          Fiscal 1997          Fiscal 1996
----                -----------          -----------          -----------

Aggressive+             98,000(5)        $    37,000(1)               --
Blue Chip            3,104,000           $ 2,018,000           1,198,000
Growth              14,891,000           $14,576,000          13,994,000
Small Cap            3,519,000(6)        $ 3,193,000(3)        4,418,000(4)
Technology           6,842,000           $ 6,532,000           5,582,000
Total Return        18,088,000           $17,084,000          15,825,000
Value+Growth           906,000           $   474,000             131,000*

+ For the period December 31, 1996 (commencement of operations) to September 30, 1997.

*     Amounts shown are after expense waiver.

(1)   Fee was increased $1,000 from $36,000 base fee.

(2)   For the period February 15, 1996 to November 30, 1996.

(3)   Fee was decreased $2,617,000 from $5,810,000 base fee.

(4)   Fee was decreased $670,000 from $5,088,000 base fee.


(5)   Fee was decreased $9,000 from $107,000 base fee.

(6)   Fee was decreased $2,791,000 from $6,310,000 base fee.


FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Funds; however, subject to Board approval, some time in the future, SFAC may seek payment for its services under this agreement.

PRINCIPAL UNDERWRITER. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, an affiliate of Scudder Kemper, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreements, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

Each distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by KDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Fund by Fund basis and for each Fund on a class by class basis.

Class A Shares. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the fiscal years noted.


                              Commissions       Commissions     Commissions Paid
                             Retained by     Underwriter Paid      to Kemper
Fund           Fiscal Year    Underwriter      to All Firms     Affiliated Firms
----           -----------    -----------      ------------     ----------------

Aggressive         1998         $ 32,000          323,000            5,000
                   1997+        $  7,000          111,000            5,000
                   1996             N.A.             N.A.             N.A.

Blue Chip          1998         $183,000        1,286,000            6,000
                   1997         $124,000        1,101,000            7,000
                   1996         $ 72,000          424,000           11,000

Growth             1998         $326,000        1,998,000            5,000
                   1997         $296,000        1,523,000            9,000
                   1996         $327,000        2,075,000           57,000

Small Cap          1998         $154,000          875,000                0
                   1997         $104,000          705,000                0
                   1996         $130,000          849,000           16,000

Technology         1998         $163,000          824,000            7,000
                   1997         $181,000          853,000            7,000
                   1996         $198,000          869,000           37,000

Total Return       1998         $233,000        2,219,000            6,000
                   1997         $191,000        1,591,000                0
                   1996         $225,000        1,697,000           79,000

Value+Growth       1998         $ 61,000          462,000                0
                   1997         $ 40,000          538,000                0
                   1996         $ 33,000          238,000           15,000


+ For the period December 31, 1996 (commencement of operations) to September 30, 1997.

*     For the period February 15, 1996 to November 30, 1996.

**    For the period October 16, 1995 to November 30, 1995.

Class B Shares. For its services under the distribution agreement, KDI receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

Class C Shares. For its services under the distribution agreement, KDI receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charges--Class C Shares".

Class B Shares and Class C Shares. Each Fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and cost more than other types of sales charges.

Expenses of the Funds and of KDI in connection with the Rule 12b-1 Plans for the Class B and Class C Shares are set forth below. A Portion of the marketing sales and operating expenses shown below could be considered overhead expense.


                                                                   Total          Commissions
                              Distribution     Contingent       Commissions         Paid by
                              Fees Paid by   Deferred Sales       Paid by       Underwriter to
Fund Class       Fiscal         Fund to        Charges to       Underwriter       Affiliated
B Shares          Year        Underwriter      Underwriter        to Firms           Firms
--------          ----        -----------      -----------        --------           -----

Aggressive       1998
                   1997+      $    13,000         11,000           122,000                0
                   1996              N.A.           N.A.              N.A.             N.A.

Blue Chip        1998
                   1997       $   659,000        128,000         1,885,000                0
                   1996       $   233,000         41,000           521,000            3,000

Growth           1998
                   1997       $ 6,426,000      1,183,000         3,193,000                0
                   1996       $ 6,149,000      1,494,000         3,522,000           53,000

Small Cap        1998
                   1997       $ 1,930,000        417,000         1,308,000                0
                   1996       $ 1,743,000        389,000         1,370,000           18,000

Technology       1998
                   1997       $   698,000        179,000         1,272,000                0
                   1996       $   413,000        102,000           974,000           28,000

Total Return     1998
                   1997       $ 8,705,000      1,382,000         3,769,000                0
                   1996       $ 8,464,000      2,089,000         3,572,000           64,000

Value+Growth     1998
                   1997       $   195,000(a)      28,000           656,000                0
                   1996       $    65,000          4,000           320,000           15,000


                                        Other Distribution Expenses Paid by Underwriter


                              Advertising                    Marketing       Misc.
Fund Class       Fiscal          and         Prospectus     and Sales      Operating     Interest
B Shares          Year        Literature      Printing       Expenses       Expenses     Expenses
--------          ----        ----------      --------       --------       --------     --------

Aggressive       1998
                   1997+         12,000           1,000          3,000       1,000        4,000
                   1996

Blue Chip        1998
                   1997         189,000          13,000        530,000      97,000      238,000
                   1996         117,000          10,000        232,000      76,000       85,000

Growth           1998
                   1997         563,000          39,000      1,424,000     199,000       48,000
                   1996       1,020,000          88,000      2,049,000     284,000      188,000
                                                                                        277,000
Small Cap        1998
                   1997         222,000          15,000        564,000      97,000      426,000
                   1996         384,000          34,000        781,000     125,000      380,000

Technology       1998
                   1997         162,000          11,000        442,000      77,000      295,000
                   1996         309,000          28,000        572,000     121,000      191,000
                                                                                         54,000
Total Return     1998
                   1997         517,000          36,000      1,391,000     193,000       44,000
                   1996       1,100,000         100,000      2,139,000     344,000      438,000
                                                                                        809,000
Value+Growth     1998
                   1997          65,000           5,000        184,000      30,000      104,000
                   1996          88,000           7,000        160,000      41,000       40,000
                                                                             3,000        1,000

+ For the period December 31, 1996 (commencement of operations) to September 30, 1997.

*     For the period February 15, 1996 to November 30, 1996.

**    For the period October 16, 1995 to November 30, 1995.

(a)   Amounts shown after expense waiver.


                                                                   Total         Distribution
                              Distribution     Contingent       Distribution     Fees Paid by
                              Fees Paid by   Deferred Sales     Fees Paid by    Underwriter to
Fund Class       Fiscal         Fund to        Charges to       Underwriter       Affiliated
C Shares          Year        Underwriter      Underwriter        to Firms           Firms
--------          ----        -----------      -----------        --------           -----

                 1998
Aggressive         1997+       $  6,000           5,000            16,000               0
                   1996            N.A.            N.A.              N.A.            N.A.
                   1995            N.A.            N.A.              N.A.            N.A.
                 1998
Blue Chip          1997        $ 49,000           3,000            72,000               0
                   1996        $ 12,000               0            18,000               0
                   1995        $  5,000            N.A.             5,000               0
                 1998
Growth             1997        $110,000           1,000           123,000               0
                   1996        $ 57,000               0            73,000               0
                   1995        $ 23,000            N.A.            22,000           6,000
                 1998
Small Cap          1997        $ 62,000           2,000            63,000               0
                   1996        $ 35,000               0            42,000               0
                   1995        $ 13,000            N.A.            13,000           4,000
                 1998
Technology         1997        $ 51,000           3,000            66,000               0
                   1996        $ 21,000           1,000            32,000               0
                   1995        $  5,000            N.A.             4,000           1,000
                 1998
Total Return       1997        $109,000           2,000           123,000               0
                   1996        $ 60,000               0            69,000               0
                   1995        $ 26,000            N.A.            25,000           5,000
                 1998
Value+Growth       1997        $  8,000(a)        1,000            20,000               0
                   1996        $  2,000               0             7,000               0
                   1995**      $      0            N.A.                 0               0

                                         Other Distribution Expenses Paid by Underwriter


                              Advertising                    Marketing       Misc.
Fund Class       Fiscal          and         Prospectus     and Sales      Operating      Interest
C Shares          Year        Literature      Printing       Expenses       Expenses      Expenses
--------          ----        ----------      --------       --------       --------      --------

                 1998
Aggressive         1997+        7,000           1,000        20,000              0         1,000
                   1996          N.A.            N.A.          N.A.           N.A.          N.A.
                   1995          N.A.            N.A.          N.A.           N.A.          N.A.
                 1998
Blue Chip          1997        26,000           2,000        52,000         18,000        12,000
                   1996        14,000           1,000        28,000          1,000         5,000
                   1995         3,000           1,000        13,000          8,000         2,000
                 1998
Growth             1997        44,000           3,000       110,000          8,000        36,000
                   1996        48,000           4,000        89,000          8,000        18,000
                   1995        12,000           2,000        70,000         15,000         7,000
                 1998
Small Cap          1997        21,000           1,000        53,000          9,000        21,000
                   1996        30,000           3,000        60,000          3,000        11,000
                   1995         6,000           1,000        36,000         14,000         4,000
                 1998
Technology         1997        24,000           2,000        66,000          2,000        19,000
                   1996        34,000           3,000        67,000          2,000         8,000
                   1995         4,000           1,000        19,000         10,000         2,000
                 1998
Total Return       1997        35,000           2,000        94,000          2,000        36,000
                   1996        49,000           4,000        97,000          5,000        20,000
                   1995        13,000           2,000        72,000         15,000         9,000
                 1998
Value+Growth       1997         7,000           1,000        20,000          2,000         7,000
                   1996        13,000           1,000        23,000          8,000         3,000
                   1995**       1,000               0         1,000          1,000             0

+ For the period December 31, 1996 (commencement of operations) to September 30, 1997.

*     For the period February 15, 1996 to November 30, 1996.

**    For the period October 16, 1995 to November 30, 1995.

(a)   Amounts shown after expense waiver.

                                          Distribution                    Distribution                Deferred Sales
                                        Expenses Incurred                 Fees Paid by                 Charges Paid
                                         by Underwriter                Fund to Underwriter            to Underwriter
                                         --------------                -------------------            --------------
Fund                                 Class B          Class C        Class B        Class C          Class B     Class C
----                                 -------          -------        -------        -------          -------     -------

Aggressive Growth*                                                   28,000          6,000           28,000       1,000
Blue Chip                                                         1,198,000        134,000          293,000       6,000
Growth                                                            5,791,000        148,000        1,180,000       3,000
Small Cap                                                         1,938,000        106,000          438,000       4,000
Technology                                                          884,000        108,000          273,000       2,000
Total Return                                                      7,774,000        167,000        1,259,000       5,000
Value+Growth                                                        345,000          9,000           86,000       3,000


*For the period December 31, 1996 to September 30, 1997.

(a) Amounts shown are after expense waiver.

If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and each Fund, including the payment of service fees. Each Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B and C shares of each Fund.

KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are shareholders of a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. For Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at an annual rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid include broker-dealers affiliated with KDI.


The following information concerns the administrative services fee paid by each Fund for the last three fiscal years.


[To be updated]


                                      Administrative Service Fees Paid by Fund
                                                                                      Service Fees Paid    Service Fees Paid
                                                                                      by Administrator     by Administrator
Fund              Fiscal Year        Class A           Class B          Class C           to Firms        to Affiliated firms
----              -----------        -------           -------          -------           --------        -------------------

                     $1998*            2,000           1,000                 0              80,000                   0
Aggressive           $1997+            7,000           4,000             2,000              24,000                   0
                     $1996             N.A.             N.A.              N.A.                N.A.                N.A.

                     $1998            879,000        394,000            44,000           1,311,000               5,000
Blue Chip            $1997            598,000        220,000            16,000             886,000                   0
                     $1996            415,000         78,000             4,000             512,000              15,000

                                      Administrative Service Fees Paid by Fund
                                                                                      Service Fees Paid    Service Fees Paid
                                                                                      by Administrator     by Administrator
Fund              Fiscal Year        Class A           Class B          Class C           to Firms        to Affiliated firms
----              -----------        -------           -------          -------           --------        -------------------

                     $1998           4,274,000     1,829,000            47,000           6,179,000              37,000
Growth               $1997           4,000,000     2,093,000            36,000           6,149,000              41,000
                     $1996           3,929,000     2,016,000            19,000           5,983,000             138,000

                     $1998           1,407,000       614,000            33,000           2,071,000               5,000
Small Cap            $1997           1,376,000       632,000            21,000           2,027,000               7,000
                     $1996           1,315,000       580,000            12,000           1,918,000              34,000

                     $1998           1,763,000       284,000            32,000           2,114,000               5,000
Technology           $1997           1,682,000       228,000            17,000           1,955,000                   0
                     $1996           1,460,000       138,000             7,000           1,607,000              15,000

                     $1998           5,353,000     2,504,000            56,000           7,976,000              17,000
Total Return         $1997           4,683,000     2,813,000            36,000           7,603,000              22,000
                     $1996           4,252,000     2,772,000            20,000           7,049,000             194,000

                     $1998             152,000       130,000            10,000             299,000                   0
Value+Growth         $1997*             71,000        73,000             4,000             169,000                   0
                     $1996              22,000        25,000             2,000              57,000               2,000



+ For the period December 31, 1996 (commencement of operations) to September 30, 1997.

*     Amounts shown after expense waiver.

**    For the period February 15, 1996 to November 30, 1996.



KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which there is a firm listed on the Fund's records and it is intended that KDI will pay all the administrative services fee that it receives from a Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. The Board of Trustees of a Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.

Certain trustees or officers of a Fund are also directors or officers of Scudder Kemper or KDI as indicated under "Officers and Trustees."

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of each Fund maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of each Fund held outside of the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. IFTC is also each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of each Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to KSvC, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B only) and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Fund. The following shows for each Fund's 1998 fiscal year the shareholder service fees IFTC remitted to KSvC.


Fund                      Fees IFTC Paid to KSvC
----                      ----------------------

Aggressive                      $  209,000
Blue Chip                       $1,790,000
Growth                          $7,105,000
Small Cap                       $3,107,000
Technology                      $1,454,000
Total Return                    $7,277,000
Value+Growth                    $  501,000

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Funds.

PURCHASE, REPURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

Alternative Purchase Arrangements. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                                  Annual
                                                                12b-1 Fees
                                                                (as a % of
                                                               average daily
                                Sales Charge                    net assets)           Other Information
                                ------------                    -----------           -----------------

Class A           Maximum initial sales charge of 5.75%              None         Initial sales charge waived
                  of the public offering price                                    or reduced for certain
                                                                                  purchases

Class B           Maximum contingent deferred sales                 0.75%         Shares convert to Class A
                  charge of 4% of redemption proceeds;                            shares six years after
                  declines to zero after six years                                issuance

Class C           Contingent deferred sales charge of 1%            0.75%         No conversion feature
                  of redemption proceeds for
                  redemptions made during first year
                  after purchase

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative--Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                    Sales Charge
                                                    ------------
                                                                       Allowed
                                                                    to Dealers
                                         As a            As a          as a
                                      Percentage      Percentage   Percentage of
                                          of            of Net       Offering
      Amount of Purchase            Offering Price   Asset Value*      Price
      ------------------            --------------   ------------      -----

Less than $50,000                          5.75%          6.10%         5.20%
$50,000 but less than $100,000             4.50           4.71          4.00
$100,000 but less than $250,000            3.50           3.63          3.00
$250,000 but less than $500,000            2.60           2.67          2.25
$500,000 but less than $1 million          2.00           2.04          1.75
$1 million and over                        0.00**         0.00**         ***


  *   Rounded to the nearest one-hundredth percent.
 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***   Commission is payable by KDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which Scudder Kemper or an affiliate does not serve as investment manager ("non-Kemper Fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper Fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper Fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. KDI may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased. The redemption of the shares of the non-Kemper Fund is, for Federal income tax purposes, a sale upon which a gain or loss may be realized.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Effective on February 1, 1996, Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferrable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.


Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Fund, Inc. ("KVF") on September 8, 1995, and have continuously owned shares of KVF (or a Kemper Fund acquired by exchange of KVF shares) since that date, for themselves or members of their families; and (d) any trust, pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisors registered under the Investment Advisors Act of 1940 and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the Adviser or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative--Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. Class B shareholders of the Funds who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios ("KIP"), hold them subject to the same conversion period schedule as that of their KIP Portfolio. Class B shares representing Initial Shares of a former KIP Portfolio will automatically convert to Class A shares of the applicable Fund six years after issuance of the Initial Shares for shares issued on or after February 1, 1991 and seven years after issuance of the Initial Shares for shares issued before February 1, 1991. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by KSvC,
(iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds. Non cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This statement of additional information should be read in connection with such firms' material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this statement of additional information and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Shareholders should direct their inquiries to KSvC, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this statement of additional information.

As described herein, shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance. The amount received by a shareholder upon redemption or repurchase may be more or less than the amount paid for such shares depending on the market value of the Fund's portfolio securities at the time.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of such Fund as described herein.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B or Class C shares, by certain classes of persons or through certain types of transactions, are provided because of anticipated economies in sales and sales related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.


The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described herein.

The Funds have authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than Kemper Distributors, Inc. ("KDI") to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced as the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason.

REDEMPTION OR REPURCHASE OF SHARES

General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, Express-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).

Because of the high cost of maintaining small accounts, effective January 1998, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if Scudder Kemper deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge--Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.


                                    Contingent
                                    Deferred
                                    Sales
Year of Redemption After Purchase   Charge
---------------------------------   ------

First                               4%
Second                              3%
Third                               3%
Fourth                              2%
Fifth                               2%
Sixth                               1%


Class B shareholders who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios, hold them subject to the same CDSC schedule that applied when those shares were purchased, as follows:


                                Contingent Deferred Sales Charge
                                --------------------------------
                                                      Shares Purchased
 Year of                                                 on or after
Redemption                  Shares Purchased          February 1, 1991
  After                        on or after               and Before
Purchase                      March 1, 1998            March 31, 1993
--------                      -------------            --------------

First                                4%                        3%
Second                               3%                        3%
Third                                3%                        2%
Fourth                               2%                        2%
Fifth                                2%                        1%
Sixth                                1%                        1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge--Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features--Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent and (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

Contingent Deferred Sales Charge--General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1996 will be eligible for the second year's charge if redeemed on or after December 1, 1997. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Mutual Funds. A shareholder of a Fund or other Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Fund, the reinvestment in shares of a Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES

Class A Shares--Combined Purchases. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value+Growth Fund, Kemper Value Fund, Inc., Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund and Kemper Global/International Series, Inc. ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares--Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus or statement of additional information, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

Class A Shares--Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares--Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Mutual Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus or statement of additional information. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention:
Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100.

The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

o Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts also with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax Advisors before establishing a retirement plan.

DIVIDENDS AND TAXES


Dividends. Each Fund normally distributes dividends of net investment income as follows: annually for the Aggressive Growth, Small Cap, Technology and Value+Growth Funds; semi-annually for the Blue Chip Fund; and quarterly for the Total Return Fund. Each Fund distributes any net realized short-term and long-term capital gains at least annually. The quarterly distribution to shareholders of the Total Return Fund may include short-term capital gains.


Dividends paid by a Fund as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

A Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as described herein.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2) To receive income and capital gain dividends in cash.

Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features--Class A Shares--Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Taxes. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Such qualification does not involve governmental supervision or management of investment practices or policy.

A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders are taxed at a maximum rate of 20% on gains realized by a Fund from securities held more than 18 months and at a maximum rate of 28% on gains realized by a Fund from securities held more than 12 months but not more than 18 months. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by the Funds may qualify for the dividends received deduction available to corporate shareholders.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

A Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the Fund had unrealized gains in offsetting positions at year end.

Gains and losses attributable to fluctuations in the value of foreign currencies will be characterized generally as ordinary gain or loss under Section 988 of the Code. For example, if a Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in greater net ordinary income, the dividends paid by the Fund will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 of the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax. If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by a Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between a pro rata share of such gains owned and the individual tax credit.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Fund or other Kemper Mutual Fund listed above under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual
Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of any Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described above under "Redemption or Repurchase of Shares--Reinvestment Privilege." If redeemed shares were purchased after October 3, 1989 and were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

A Fund's investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. A Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, a Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

Equity options (including covered call options on portfolio stock) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

Many futures contracts and certain foreign currency forward contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on futures contracts and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under
Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

Positions of a Fund which consist of at least one stock and at least one other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.

Positions of a Fund which consist of at least one position not governed by
Section 1256 and at least one futures or forward contract or non-equity option governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

Notwithstanding any of the foregoing, recent tax law changes may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if a Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures contracts and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income

Dividends from domestic corporations are expected to comprise a substantial part of each Fund's gross income. To the extent that such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by a Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of the Fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Each Fund is organized as a Massachusetts business trust and is not liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that it qualifies as a regulated investment company for federal income tax purposes.

An individual may make a deductible IRA contribution for any taxable year only if (i) the individual is not an active participant in an employer's retirement plan, or (ii) the individual has an adjusted gross income below a certain level ($50,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $50,000 and $60,000; $30,000 for a single individual, with a phase-out for adjusted gross income between $30,000 and $40,000). An individual is not considered an active participant in an employer's retirement plan if the individual's spouse is an active participant in such a plan. However, in the case of a joint return, the amount of the deductible contribution by the individual who is not an active participant (but whose spouse is) is phased out for adjusted gross income between $150,000 and $160,000. However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty. Each Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over". The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts
(IRAs) or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult with their tax Advisors regarding the 20% withholding requirement.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends and periodic investment and redemption programs. Information for income tax purposes, including, when appropriate, information regarding any foreign taxes and credits, will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

NET ASSET VALUE

The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Fund is computed as of the close of regular trading (the "value time") on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.

With respect to the Funds with securities listed primarily on foreign exchanges, such securities may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value of a Fund may be significantly affected on days when the investor has no access to the Fund.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.

Following the valuations of securities or other portfolios assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

PERFORMANCE

A Fund may advertise several types of performance information for a class of shares, including "yield" and "average annual total return" and "total return." Performance information will be computed separately for each class. Each of these figures is based upon historical results and is not representative of the future performance of any class of a Fund. A Fund with fees or expenses being waived or absorbed by Scudder Kemper may also advertise performance information before and after the effect of the fee waiver or expense absorption.

A Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class.

Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.


Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B and Class C shares would be reduced if such charge were included. Total return figures for Class A shares for various periods are set forth in the tables below.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's performance figures are based upon historical results and are not representative of future performance. Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes including, but not limited to, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Adjustable Rate Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/ Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers 30 Year GNMA Index and the Merrill Lynch Market Weighted Index and may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. (""Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index ("COFI").

A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

Each Fund's returns and net asset value will fluctuate and shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the applicable Fund.

The figures below show performance information for various periods. Comparative information for certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.

AGGRESSIVE GROWTH FUND -- SEPTEMBER 30, 1998

                                         Fund        Fund
AVERAGE ANNUAL TOTAL       Fund Class   Class B     Class C
RETURN TABLE                A Shares     Shares      Shares
------------                --------     ------      ------

Life of Class(+)              7.87        9.14       10.79
One Year                    -13.93      -11.90       -9.29


(+)   Since December 31, 1996 for Class A, B and C shares.

BLUE CHIP FUND -- OCTOBER 31, 1998

                             Fund        Fund        Fund
AVERAGE ANNUAL TOTAL        Class A     Class B     Class C
RETURN TABLE                Shares      Shares      Shares
------------                ------      ------      ------

Life of Class(+)             12.24      17.59        18.01
Ten Years                    14.05        N/A          N/A
Five Years                   14.01        N/A          N/A
One Year                      1.59       4.14         7.08

(+) Since November 23, 1987 for Class A shares. Since May 31, 1994 for Class B and Class C shares.

GROWTH FUND -- SEPTEMBER 30, 1998

                                         Fund
AVERAGE ANNUAL TOTAL      Fund Class    Class B     Fund Class
RETURN TABLE               A Shares     Shares      C Shares
------------               --------     ------      --------

Life of Class(+)            12.04         9.62       10.10
Ten Years                   12.47          N/A         N/A
Five Years                   6.38          N/A         N/A
One Year                   -16.84       -14.97      -12.50

(+) Since April 4, 1966 for Class A shares. Since May 31, 1994 for Class B and Class C shares.

SMALL CAP FUND -- SEPTEMBER 30, 1998

AVERAGE ANNUAL TOTAL        Fund Class    Fund Class    Fund Class C
RETURN TABLE                 A Shares      B Shares        Shares
------------                 --------      --------        ------

Life of Class(+)             11.52          7.50           7.94
Ten Years                    11.86           N/A            N/A
Five Years                    5.04           N/A            N/A
One Year                    -29.46        -28.02         -25.65

(+) Since February 20, 1969 for Class A shares. Since May 31, 1994 for Class B and Class C shares.

NA -- Not Available.

TECHNOLOGY FUND -- OCTOBER 31, 1998

AVERAGE ANNUAL TOTAL         Fund Class A      Fund Class B       Fund Class C
RETURN TABLE                    Shares            Shares             Shares
------------                    ------            ------             ------

Life of Class(+)               13.06             19.46              19.95
Ten Years                      15.88               N/A                N/A
Five Years                     16.88               N/A                N/A
One Year                        2.00              4.61               7.57

(+) Since September 7, 1948 for Class A shares. Since May 31, 1994 for Class B and Class C shares.

NA--Not Available.

TOTAL RETURN FUND -- OCTOBER 31, 1998

                                                                     Dow Jones
ANNUAL TOTAL RETURN     Fund Class A    Fund Class    Fund Class     Industrial      Standard &       Consumer
TABLE                      Shares        B Shares      C Shares     Average (3)    Poor's 500 (4)  Price Index (5)
-----                      ------        --------      --------     -----------    --------------  ---------------

Life of Class(+)            11.78         12.82        13.62
Ten Years                   12.31           N/A          N/A
Five Years                   9.45           N/A          N/A
One Year                     4.14          6.52         9.50

                                                               Lehman Bros
ANNUAL TOTAL RETURN       Russell 1000(R)  Lipper Balanced    Gov't/Corp.
TABLE                    Growth Index (6)      Fund (11)        Index (12)
-----                    ----------------      ---------        ----------

Life of Class(+)
Ten Years
Five Years
One Year

(+) Since March 2, 1964 for Class A shares. Since May 31, 1994 for Class B and Class C shares.

VALUE+GROWTH FUND -- NOVEMBER 30, 1998

                                                                      Dow Jones
ANNUAL  TOTAL        Fund Class     Fund Class     Fund Class        Industrial    Standard &     Consumer Price    Russell 1000(R)
RETURN TABLE          A Shares       B Shares       C Shares         Average (3)  Poor's 500 (4)    Index (5)      Growth Index (6)
------------          --------       --------       --------         -----------  --------------    ---------      ----------------

Life of Class(+)      19.37           20.23          20.66
Three Years           20.23           19.01          19.52
One Year              20.66            8.06           5.63


(+)  Since October 16, 1995 for Class A, B and C shares.

FOOTNOTES FOR ALL FUNDS

(1) The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 5.75%. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently, see "Redemption or Repurchase of Shares" in the prospectus. No adjustments were made to Class C shares. Amounts were adjusted for Class C shares for the contingent deferred sales charge that may be imposed for periods less than one year.

(2)   Includes short-term capital gain dividends, if any.

Investors may want to compare the performance of a Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National IndexTM for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of a Fund, such as the Total Return Fund, to the performance of a hypothetical portfolio weighted 60% in the Standard & Poor's 500 Stock Index (an unmanaged index generally representative of the U.S. stock market) and 40% in the Lehman Brothers Government/Corporate Bond Index (an unmanaged index generally representative of intermediate and long-term government and investment grade corporate debt securities). See the footnotes above for a more complete description of these indexes. The Total Return Fund may invest in both equity and fixed income securities. The percentage of assets invested in each type of security will vary from time to time in the discretion of the Fund's investment manager and will not necessarily approximate the 60%/40% weighting of this hypothetical index.

Investors may want to compare the performance of a Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund AveragesE (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

The following tables compare the performance of the Class A shares of the Funds over various periods with that of other mutual funds within the categories described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.

AGGRESSIVE GROWTH FUND


                                                          Lipper Mutual Fund
                                                         Performance Analysis
                                                      Capital Appreciation Funds
                                                      --------------------------

One Year (Period ended 9/30/98)                            #117 of 238 funds


The Lipper Capital Appreciation Fund category includes funds which aim to maximize capital appreciation.

BLUE CHIP FUND


                                                            Lipper Mutual Fund
                                                           Performance Analysis
                                                          Growth & Income Funds
                                                          ---------------------

Ten Year (Period ended 10/31/98)                             #80 of 146 funds
Five Year (Period ended 10/31/98)                            #213 of 296 funds
One Year (Period ended 10/31/98)                             #476 of 726 funds


The Lipper Growth & Income Funds category includes funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

GROWTH FUND


                                                          Lipper Mutual Fund
                                                         Performance Analysis
                                                             Growth Funds
                                                             ------------

Twenty Years (Period ended 9/30/98)                         #57 of 98 funds
Fifteen Years (Period ended 9/30/98)                       #88 of 113 funds
Ten Years (Period ended 9/30/98)                           #130 of 187 funds
Five Years (Period ended 9/30/98)                          #332 of 359 funds
One Year (Period ended 9/30/98)                            #757 of 954 funds


The Lipper Growth Funds category includes funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

SMALL CAP FUND


                                                             Lipper Mutual Fund
                                                            Performance Analysis
                                                             Small Cap Company
                                                                Growth Funds
                                                                ------------

Twenty Years (Period ended 9/30/98)                            #4 of 14 funds
Fifteen Years (Period ended 9/30/98)                          #10 of 22 funds
Ten Years (Period ended 9/30/98)                              #36 of 62 funds
Five Years (Period ended 9/30/98)                            #146 of 180 funds
One Year (Period ended 9/30/98)                              #426 of 576 funds


The Lipper Small Company Growth Fund category includes funds which by prospectus or portfolio practice limit their investments to companies on the basis of the size of the company.

TECHNOLOGY FUND


                                                             Lipper Mutual Fund
                                                            Performance Analysis
                                                                 Science &
                                                              Technology Funds
                                                              ----------------

Twenty Years (Period ended 10/31/98)                            2 of 3 funds
Fifteen Years (Period ended 10/31/98)                          #4 of 7 funds
Ten Years (Period ended 10/31/98)                             #11 of 12 funds
Five Years (Period ended 10/31/98)                            #11 of 19 funds
One Year (Period ended 10/31/98)                              #38 of 69 funds


The Lipper Science & Technology Funds category includes funds which invest 65% of their equity portfolio in science and technology stocks.

TOTAL RETURN FUND


                                                            Lipper Mutual Fund
                                                           Performance Analysis
                                                              Balanced Funds
                                                              --------------

Twenty Years (Period ended 10/31/98)                          #6 of 28 funds
Fifteen Years (Period ended 10/31/98)                         #20 of 29 funds
Ten Years (Period ended 10/31/98)                             #16 of 56 funds
Five Years (Period ended 10/31/98)                           #121 of 151 funds
One Year (Period ended 10/31/98)                             #151 of 395 funds


The Lipper Balanced Fund category includes funds whose primary objectives are to conserve principal by maintaining at all times a balanced portfolio of both stock and bonds. Typically, the stock/bond ratio ranges around 60% to 40%.

VALUE + GROWTH FUND


                                                             Lipper Mutual Fund
                                                            Performance Analysis
                                                              Growth & Income
                                                              ---------------

Three Year (Period ended 11/30/98)                           #218 of 459 funds
One Year (Period ended 11/30/98)                             #402 of 744 funds

The Lipper Growth & Income Fund category includes funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

OFFICERS AND BOARD MEMBERS


The officers and trustees of the Funds, their birth dates, their principal occupations and their affiliations, if any, with the Advisor and KDI are listed below. All persons named as trustees also serve in similar capacities for other funds advised by the Adviser.


All Funds:


The officers and trustees of the Fund, their birthdates, their principal occupations and their affiliations, if any, with the Adviser and KDI, are listed below. All persons named as officers and trustees also serve in similar capacities for other funds advised by the Adviser.




LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L. DUNAWAY (3/8/37), Trustee, 7515 Pelican Bay Boulevard, Naples, Florida; Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee, 800 North Lindbergh Boulevard, St. Louis, Missouri; Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals).

DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.


THOMAS W. LITTAUER (4/26/55), Trustee, Two International Place, Boston, Massachusetts; Managing Director, Adviser; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.


SHIRLEY D. PETERSON (9/3/41), Trustee, 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director, Bethlehem Steel Corp.


DANIEL PIERCE (3/18/34), Trustee*, Two International Place, Boston, Massachusetts; Managing Director, Adviser.


WILLIAM P. SOMMERS (7/22/33), Trustee, 333 Ravenswood Avenue, Menlo Park, California; President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm)(retired); Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.



MARK S. CASADY (9/21/60), President*, 345 Park Avenue, New York, New York; Managing Director, AdvisorAdviser; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.


PHILIP J. COLLORA (11/15/45), Vice President and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Assistant Secretary, Adviser.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, dviser.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

JOHN R. HEBBLE (6/27/58), Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

BRENDA LYONS, (2/21/63) Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

MAUREEN E. KANE (2/14/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

ELIZABETH C. WERTH (10/1/47), Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Adviser and KDI.Aggressive Growth Fund & Small Cap Fund.

STEVEN H. REYNOLDS (9/11/43), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper.


Blue Chip Fund and Technology Fund:

TRACY McCORMICK CHESTER (9/27/54), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Scudder Kemper; formerly, Portfolio Manager for Fiduciary Management; prior thereto, independent consultant managing private accounts.


Value+Growth Fund:

PHILIP S. FORTUNA (11/30/57), Vice President*, 101 California Street, Suite 4100, San Francisco, California; Vice President, Scudder Kemper.


Total Return Fund:

GARY A. LANGBAUM (12/16/48), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President, Scudder Kemper.

*Interested persons of the Fund as defined in the 1940 Act.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during each Fund's 1998 fiscal year except that the information in the last column is for calendar year 1998.

Aggregate Compensation From Fund


                                                                                                        Total
                                                                                                    Compensation
                                                                                                    From Fund and
                                                                                                     Kemper Fund
                                                                                                       Complex
                                                                             Total         Value+       Paid
Name of Trustee      Aggressive   Blue Chip   Growth   Small Cap     Tech      Return      Growth     Trustees**
---------------      ----------   ---------   ------   ---------     ----      ------      ------     ----------

David W. Belin*      $300         2,500      5,000     3,500       3,900     5,500       1,300        87,600
Lewis A. Burnham     $400         3,000      5,900     4,200       4,400     6,200       1,600       126,100
Donald L. Dunaway*   $400         3,100      6,400     4,500       4,700     6,700       1,800       135,000
Robert B. Hoffman    $400         2,700      5,600     4,000       4,200     5,900       1,500       116,100
Donald R. Jones      $400         3,000      6,100     4,300       4,500     6,400       1,600       129,600
Shirley D. Peterson  $300         2,500      5,200     5,700       3,900     5,500       1,400       108,800
William P. Sommers   $300         2,500      5,200     5,700       3,900     5,500       1,400       108,800

* Includes deferred fees and interest thereon pursuant to deferred compensation agreements with Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred amounts and interest accrued through each Fund's fiscal year are $$300, $18,600, $73,700, $47,800,
      $64,100, $86400, and $2,800 for Mr. Belin and $0, $12,600, $36,400,
      $22,400, 00, $39,400 and $1,800 for Mr. Dunaway for the Aggressive, Blue Chip, Growth, Small Cap, Technology, Total Return and Value+Growth Funds, respectively.


** Includes compensation for service on the boards of 25 Kemper funds with 41 fund portfolios. Each trustee currently serves as a trustee of 26 Kemper funds with 46 fund portfolios.


As of December 31, 1998, the officers and trustees of the Funds, as a group, owned less than 1% of the then outstanding shares of each Fund and no person owned of record 5% or more of the outstanding shares of any class of any Fund, except the persons indicated in the charts below.

Kemper Aggressive Growth Fund

Name and Address                    Class                Percentage
----------------                    -----                ----------

National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                   A                     7.37

Donaldson Lufkin Jenrette
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303                A                     5.26

National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                   B                     9.65

Donaldson Lufkin Jenrette
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303                B                     8.33

National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                   C                    10.38

Kemper Classic Growth Fund

Name and Address                    Class                Percentage
----------------                    -----                ----------

Lincoln Trust Company TTEE
PO Box 5831
Denver, Co  80217                     B                    11.53

Lincoln Trust Company TTEE
PO Box 5831
Denver, Co  80217                     C                     6.06

Kemper Blue Chip Fund

Name and Address                    Class                Percentage
----------------                    -----                ----------

National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                   B                     5.01

Donaldson Lufkin Jenrette
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303                B                     6.60

Prudential Securities, Inc.
One New York Plaza
New York, NY 10004-1901               C                     5.67

Kemper Small Capitalization Equity

Name and Address                    Class                Percentage
----------------                    -----                ----------

Everen Securities, Inc.
111 E Kilbourn Ave
Milwaukee, WI  53202                  B                     5.24

J.C. Bradford & Co.
330 Commerce St.,
Nashville, TN  37201                  C                     9.61


Kemper Technology Fund

Name and Address                    Class                Percentage
----------------                    -----                ----------

Everen Securities, Inc.
111 E Kilbourn Ave
Milwaukee, WI  53202                  B                     5.40

J.C. Bradford & Co.
330 Commerce St.,
Nashville, TN  37201                  C                     8.15

Kemper Value Plus Growth Fund

Name and Address                    Class                Percentage
----------------                    -----                ----------

National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                   B                     5.45

Everen Securities, Inc.
111 E Kilbourn Ave
Milwaukee, WI  53202                  B                     5.63

National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                   C                    10.01

*  Record and beneficial owner.

** Record owner only.

SHAREHOLDER RIGHTS


The Funds are open-end management investment companies, organized as separate business trusts under the laws of Massachusetts. The Aggressive Growth Fund was organized as a business trust under the laws of Massachusetts on October 3, 1996. The Blue Chip Fund was organized as a business trust under the laws of Massachusetts on May 28, 1987. The Growth Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 and, effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Growth Fund, Inc., a Maryland corporation organized in 1965. The Small Cap Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 and, effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Summit Fund, Inc., a Maryland corporation organized in 1968. Prior to February 1, 1992, the Small Cap Fund was known as "Kemper Summit Fund." The Technology Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 as Technology Fund and changed its name to Kemper Technology Fund effective February 1, 1988. Effective January 31, 1986, Technology Fund pursuant to a reorganization succeeded to the assets and liabilities of Technology Fund, Inc., a Maryland corporation originally organized as a Delaware corporation in 1948. Technology Fund was known as Television Fund, Inc. until 1950 and as Television-Electronics Fund, Inc. until 1968. The Total Return Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 and, effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Total Return Fund, Inc., a Maryland corporation organized in 1963. The Total Return Fund was known as Balanced Income Fund, Inc. until 1972 and as Supervised Investors Income Fund, Inc. until 1977. The Value+Growth Fund was organized as a business trust under the laws of Massachusetts on June 14, 1995 under the name Kemper Value Plus Growth Fund and does business as Kemper Value+Growth Fund.

The Technology Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as such Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company will be managed by Scudder Kemper in substantially the same manner as the corresponding Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the respective Fund and its shareholders.


Currently, each Fund offers four classes of shares. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, which may affect performance. Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; and (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund. The Board of Trustees of a Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objectives, policies and restrictions. Since the Funds may offer multiple Portfolios, each is known as a "series company." Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each Fund's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Funds are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of each Fund, shareholders may remove trustees. If shares of more than one Portfolio for any Fund are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required, under the 1940 Act, such as for the election of trustees or when voting by class is appropriate.


The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act); (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.


Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) each Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

Each Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

Each Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

APPENDIX--RATINGS OF FIXED INCOME INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                          KEMPER AGGRESSIVE GROWTH FUND

                            PART C. OTHER INFORMATION


   Item 23.      Exhibits.
   --------      ---------

                   (a)(1)                   Declaration of Trust.
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A which was filed on October 8, 1996.)

                   (a)(2)                   Written Instrument Amending the Agreement and Declaration of Trust.
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A which was filed on October 8, 1996.)
                    (b)                     By-laws.
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A which was filed on December 4, 1996.)

                   (c)(1)                   Text of Share Certificate.
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A which was filed on December 4, 1996.)

                   (c)(2)                   Written Instrument Establishing and Designating Separate Classes of Shares.
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A which was filed on December 4, 1996.)

                   (d)(1)                   Investment Advisory Contract (IMA) between the Registrant, on behalf of
                                            Kemper Aggressive Growth Fund, and Scudder Kemper Investments, Inc. dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 3 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on December
                                            3, 1998.)

                   (e)(1)                   Underwriting and Distribution Services Agreement between the Registrant, on behalf of Kemper Aggressive Growth Fund, and Kemper Distributors, Inc. dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 3 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on December
                                            3, 1998.)

                    (f)                     Inapplicable.

                   (g)(1)                   Custodian Agreement between the Registrant, on behalf of Kemper Aggressive
                                            Growth Fund, and Investors Fiduciary Trust Company.
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A which was filed on December 4, 1996.)

                   (g)(2)                   Foreign Custody Agreement between the Registrant, on behalf of Kemper
                                            Aggressive Growth Fund, and The Chase Manhattan Bank.
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A which was filed on December 4, 1996.)

                   (h)(1)                   Agency Agreement.
                                            (Incorporated by reference to Registrant's Registration Statement on Form

                                 Part C - Page 2

                                            N-1A which was filed on December 4, 1996.)

                   (h)(2)                   Administrative Services Agreement between the Registrant and Kemper
                                            Distributors, Inc.  dated April 1, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            27, 1998.)

                   (h)(3)                   Supplement to Agency Agreement between Registrant and Investors Fiduciary
                                            Trust Company dated June 1, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            27, 1998.)

                   (h)(4)                   Fund Accounting Agreement between Kemper Aggressive Growth Fund and Scudder
                                            Fund Accounting Corporation dated December 31, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            27, 1998.)

                    (i)                     Inapplicable.

                    (j)                     Report and Consent of Independent Auditors. Filed herein.

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.

                   (m)(1)                   Rule 12b-1 Plan between Kemper Aggressive Growth Fund (Class B Shares) and
                                            Kemper Distributors, Inc. dated August 1, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 3 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on December
                                            3, 1998.)

                   (m)(2)                   Rule 12b-1 Plan between Kemper Aggressive Growth Fund (Class C Shares) and
                                            Kemper Distributors, Inc. dated August 1, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 3 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on December
                                            3, 1998.)

                    (n)                     Financial Data Schedule.  Filed herein.

                    (o)                     Rule 18f-3 Plan.
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A which was filed on December 4, 1996.)

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 23(a)(1) and 23(a)(2) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees


                                 Part C - Page 3
under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.


                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member, Group Executive Board, Zurich Financial Services, Inc.##
                           Chairman, Zurich-American Insurance Company o

                                 Part C - Page 4

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO and Member, Group Executive Board, Zurich Financial Services, Inc.##
                           CEO/Branch Offices, Zurich Life Insurance Company##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Cornelia M. Small          Director and Vice President, Scudder Kemper Investments, Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
         ***      Toronto, Ontario, Canada

                                 Part C - Page 5

         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland

Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Kemper  Distributors,   Inc.  acts  as  principal  underwriter  of  the
         Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.


         (1)                               (2)                                     (3)

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         James L. Greenawalt               President                               None.

         Thomas W. Littauer                Director, Chief Executive Officer       Trustee and Vice President

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Vice President
                                           Officer and Vice President

         James J. McGovern                 Chief Financial Officer and Vice        None.
                                           President

         Linda J. Wondrack                 Vice President and Chief Compliance     Vice President
                                           Officer

         Paula Gaccione                    Vice President                          None.

         Michael E. Harrington             Vice President                          None.

         Robert A. Rudell                  Vice President                          None.

         William M. Thomas                 Vice President                          None.

         Elizabeth C. Werth                Vice President                          Assistant Secretary

         Todd N. Gierke                    Assistant Treasurer                     None.

         Philip J. Collora                 Assistant Secretary                     Vice President and Secretary

         Paul J. Elmlinger                 Assistant Secretary                     None.

                                 Part C - Page 6

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         Diane E. Ratekin                  Assistant Secretary                     None.

         Daniel Pierce                     Director, Chairman                      Trustee

         Mark S. Casady                    Director, Vice Chairman                 President

         Stephen R. Beckwith               Director                                None.

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 or, in the case of records concerning transfer agency functions, at the offices of IFTC and of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                 Part C - Page 7

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 25th day of January, 1999.


                                        By  /s/Mark S. Casady
                                            -----------------
                                            Mark S. Casady, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on January 25, 1999 on behalf of the following persons in the capacities indicated.


SIGNATURE                                   TITLE
---------                                   -----

/s/ Daniel Pierce
--------------------------------------
Daniel Pierce*                              Chairman and Trustee

/s/ Lewis A. Burnham
--------------------------------------
Lewis A. Burnham*                           Trustee

/s/ Donald L. Dunaway
--------------------------------------
Donald L. Dunaway*                          Trustee

/s/ Robert B. Hoffman
--------------------------------------
Robert B. Hoffman*                          Trustee

/s/ Donald R. Jones
--------------------------------------
Donald R. Jones*                            Trustee

/s/Thomas W. Littauer
--------------------------------------
Thomas W. Littauer                          Trustee

/s/ Shirley D. Peterson
--------------------------------------
Shirley D. Peterson*                        Trustee

/s/ William P. Sommers
--------------------------------------
William P. Sommers*                         Trustee

/s/John R. Hebble
--------------------------------------
John R. Hebble                              Treasurer


                                                  By:   /s/Philip J. Collora
                                                        --------------------
                                                          Philip J. Collora*





* Philip J. Collora signs this document pursuant to powers of attorney filed with Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                                                         File No. 333-13681
                                                         File No. 811-07855

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 4
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                 AMENDMENT NO. 5

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940


                          KEMPER AGGRESSIVE GROWTH FUND

                          KEMPER AGGRESSIVE GROWTH FUND

                                  EXHIBIT INDEX

                                  Exhibit 23(j)
                                  Exhibit 23(n)